Exhibit 4.7
--------------------------------------------------------------------------------

                             SIXTH TERMS SUPPLEMENT

                                     TO THE

                                 TRUST AGREEMENT

                            DATED AS OF MAY 15, 1998

                                     between

                                    EMT CORP.
                                    as Issuer
                                       and

                            ZIONS FIRST NATIONAL BANK

                                   as Trustee



                          Dated as of December __, 2002



                                    Securing

                                 $1,686,000,000

                            STUDENT LOAN ASSET-BACKED
                               AUCTION RATE NOTES

                        SENIOR SERIES A1-1 THROUGH A1-22
                                       and
                    SENIOR SUBORDINATE SERIES B1 THROUGH B1-3



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                                TABLE OF CONTENTS

                                                                         PAGE NO

ARTICLE I. DEFINITIONS.........................................................2

ARTICLE II. AUTHORIZATION, TERMS AND ISSUANCE.................................10

     SECTION 2.1.    AUTHORIZATION OF NOTES...................................10

     SECTION 2.2.    PURPOSES.................................................11

     SECTION 2.3.    TERMS OF NOTES GENERALLY.................................11

     SECTION 2.4.    NOTES....................................................12

     SECTION 2.5.    SERIES INTEREST RATE.....................................15

            SECTION 2.5.1.    DETERMINING THE INTEREST RATE...................15

            SECTION 2.5.2. CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE, NET LOAN RATE, ONE-MONTH LIBOR,
                              THREE-MONTH LIBOR AND NON-PAYMENT RATE..........24

            SECTION 2.5.3.    NOTIFICATION OF RATES, AMOUNTS AND NOTE
                              INTEREST PAYMENT DATES..........................25

            SECTION 2.5.4.    AUCTION AGENT...................................25

            SECTION 2.5.5.    BROKER-DEALERS..................................26

            SECTION 2.5.6.    CHANGES IN AUCTION PERIOD OR PERIODS............27

            SECTION 2.5.7.    CHANGES IN THE AUCTION DATE.....................28

     SECTION 2.6.     ADDITIONAL PROVISIONS REGARDING THE SERIES INTEREST
                      RATES ON THE NOTES......................................28

     SECTION 2.7.     QUALIFICATIONS OF MARKET AGENT..........................29

ARTICLE III. DISTRIBUTIONS....................................................29

     SECTION 3.1.    DISTRIBUTIONS OF INTEREST AND PRINCIPAL..................29

     SECTION 3.2.    SELECTION OF NOTES TO RECEIVE PAYMENTS OF PRINCIPAL......31

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ARTICLE IV. MISCELLANEOUS.....................................................32

     SECTION 4.1.    AUTHORITY FOR THIS SIXTH TERMS SUPPLEMENT................32

     SECTION 4.2.    COUNTERPARTS.............................................32

     SECTION 4.3.    SIXTH TERMS SUPPLEMENT CONSTITUTES A SECURITY AGREEMENT..32

     SECTION 4.4.    GOVERNING LAW............................................32

     SECTION 4.5.    REPORTS TO RATING AGENCIES...............................32

     SECTION 4.6.    AMENDMENT AND RATIFICATION OF TRUST AGREEMENT............32

     SECTION 4.7.    RECYCLING PERIOD.........................................32

     SECTION 4.8.    MASTER PROMISSORY NOTES..................................33


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               SIXTH TERMS SUPPLEMENT, dated as of December __, 2002, between
EMT CORP., an Indiana corporation (the "Issuer"), and ZIONS FIRST NATIONAL BANK (successor to Bank One Trust Company, N.A. and NBD Bank, N.A.), a national banking association, duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, with its designated trust office in Denver, Colorado, (the "Trustee"), as successor Trustee under the Trust Agreement dated as of May 15, 1998, as amended and supplemented to the date hereof including by this Sixth Terms Supplement, by and between the Issuer and such Trustee (the "Trust Agreement").

                              PRELIMINARY STATEMENT

               Sections 2.1 and 7.1 of the Trust Agreement provide, among other things, that the Issuer and the Trustee may enter into an instrument constituting a Supplemental Trust Agreement supplemental to the Trust Agreement for the purpose of authorizing one or more Series of Notes and to specify certain terms of such Series of Notes. The Issuer has duly authorized the execution and delivery of twenty-two Series of Senior Notes in an aggregate principal amount not to exceed $1,595,000,000 to be known as the Issuer's Student Loan Asset-Backed Auction Rate Notes:

        (i) 1998 Senior Series A1-1 in the aggregate principal amount of $82,000,000;

        (ii) 1998 Senior Series A1-2 in the aggregate principal amount of $80,000,000;

        (iii) 1998 Senior Series A1-3 in the aggregate principal amount of $80,000,000;

        (iv) 1998 Senior Series A1-4 in the aggregate principal amount of $80,000,000;

        (v) 1999 Senior Series A1-5 in the aggregate principal amount of $75,000,000;

        (vi) 1999 Senior Series A1-6 in the aggregate principal amount of $75,000,000;

        (vii) 1999-I Senior Series A1-7 in the aggregate principal amount of $60,000,000;

        (viii) 1999-I Senior Series A1-8 in the aggregate principal amount of $60,000,000;

        (ix) 1999-I Senior Series A1-9 in the aggregate principal amount of $55,000,000;

        (x) 2000 Senior Series A1-10 in the aggregate principal amount of $70,000,000;

        (xi) 2000 Senior Series A1-11 in the aggregate principal amount of $70,000,000;

        (xii) 2000 Senior Series A1-12 in the aggregate principal amount of $70,000,000;

        (xiii) 2000 Senior Series A1-13 in the aggregate principal amount of $50,000,000;

        (xiv) 2000 Senior Series A1-14 in the aggregate principal amount of $50,000,000;

        (xv) 2000 Senior Series A1-15 in the aggregate principal amount of $50,000,000;

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        (xvi)   2000-I Senior Series A1-16 in the aggregate  principal amount of
                $98,000,000;

        (xvii) 2000-I Senior Series A1-17 in the aggregate principal amount of $98,000,000;

        (xviii) 2000-I Senior Series A1-18 in the aggregate principal amount of $98,000,000;

        (xix) 2000-I Senior Series A1-19 in the aggregate principal amount of $98,000,000;

        (xx) 2000-I Senior Series A1-20 in the aggregate principal amount of $98,000,000;

        (xxi) 2000-I Senior Series A1-21 in the aggregate principal amount of $49,000,000;

        (xxii) 2000-I Senior Series A1-22 in the aggregate principal amount of $49,000,000.

               The Senior Series A1-1 through A1-22 notes are referred to herein as the Senior Notes.

               The Issuer has also duly authorized the execution and delivery of three Series of Senior Subordinate Notes in an aggregate principal amount not to exceed $91,000,000 to be known as the Issuer's Student Loan Asset-Backed Auction Rate Notes:

        (i) 1998 Senior Subordinate Series B1-1 in the aggregate principal amount of $28,000,000;

        (ii) 2000 Senior Subordinate Series B1-2 in the aggregate principal amount of $15,000,000;

        (iii) 2000-I Senior Subordinate Series B1-3 in the aggregate principal amount of $48,000,000.

               The Senior Subordinate Series B1-1 through B1-3 notes are referred to herein as the Senior Subordinate Notes, and, collectively with the Senior Notes, are referred to herein as the Notes. The Notes are being issued in connection with the Issuer's offer to exchange the Notes for notes sold in a series of private placement transactions on June 4, 1999, January 28, 1999, September 29, 1999, April 13, 2000, and June 9, 2000 (the "Old Notes"). The Issuer is offering to exchange the Notes in a principal amount equal to the principal amount of the Old Notes held by each owner thereof. The Issuer and the Trustee are executing and delivering this Sixth Terms Supplement as a subsequent Supplemental Trust Agreement in order to provide for the Notes.

                                   ARTICLE I.

                                   DEFINITIONS

               Capitalized terms used in this Sixth Terms Supplement and not otherwise defined herein shall have the meaning set forth for such term in the Trust Agreement.

               "ALL HOLD RATE" means the Applicable LIBOR Rate less .20%.

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               "APPLICABLE LIBOR RATE" means, with respect to the Notes (i) for
Auction Periods of 35 days or less, One-Month LIBOR, (ii) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (iii) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (iv) for Auction Periods of more than 180 days, OneYear LIBOR. As used in this definition and otherwise herein, the terms "ONE-MONTH LIBOR" "THREE-MONTH LIBOR" "SIX-MONTH LIBOR" or "ONE-YEAR LIBOR" mean the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month, three months, six months or one year, respectively, are offered to prime banks in the London interbank market which appear on Telerate Page 3750 as of approximately 11:00 a.m., London time, on the Series Rate Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the Reuters Screen LIBOR Page. If at least two such quotations appear on Telerate Page 3750, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, with respect to such Series Interest Period will be determined at approximately 11:00 a.m., London time, on such Series Rate Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of one month, three months, six months or one year, respectively, are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Auction Agent or the Trustee, as applicable, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Auction Agent or the Trustee, as applicable, are to request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, with respect to such Series Interest Period will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of the rates quoted at approximately 11:00 a.m., New York City time on such Series Rate Determination Date by three major banks in New York, New York selected by the Auction Agent or the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of one month, three months, six months or one year, respectively, and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, in effect for the applicable Series Interest Period will be One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, in effect for the immediately preceding Series Interest Period.

               "AUCTION" means the implementation of the Auction Procedures on an Auction Date.

               "AUCTION AGENCY AGREEMENT" means the initial Auction Agency Agreement unless and until a substitute Auction Agency Agreement is entered into, after which "Auction Agency Agreement' shall mean such substitute Auction Agency Agreement.

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               "AUCTION AGENT" means Bankers Trust Company, a New York banking corporation, its successors and assigns, as the initial Auction Agent under the initial Auction Agency Agreement unless and until a substitute Auction Agency Agreement becomes effective, after which "Auction Agent" shall mean the substitute Auction Agent.

               "AUCTION AGENT FEE" has the meaning set forth in the Auction Agency Agreement.

               "AUCTION AGENT FEE RATE" has the meaning set forth in the Auction Agency Agreement.

               "AUCTION DATE" means, initially, ____________, 2003, with respect to the Series A1-1 Notes; ____________, 2003, with respect to the Series A1-2 Notes; ____________, 2003, with respect to the Series A1-3 Notes; ____________,
2003, with respect to the Series A1-4 Notes; ____________, 2003, with respect to the Series A1-5 Notes; ____________, 2003, with respect to the Series A1-6 Notes; ____________, 2003, with respect to the Series A1-7 Notes; ____________,
2003, with respect to the Series A1-8 Notes; ____________, 2003, with respect to the Series A1-9 Notes; ____________, 2003, with respect to the Series A1-10 Notes; ____________, 2002, with respect to the Series A1-11 Notes; ____________,
2002, with respect to the Series A1-12 Notes; ____________, 2003, with respect to the Series A1-13 Notes; ____________, 2003, with respect to the Series A1-14 Notes; ____________, 2003, with respect to the Series A1-15 Notes; ____________,
2003, with respect to the Series A1-16 Notes; ____________, 2003, with respect to the Series A1-17 Notes; ____________, 2003, with respect to the Series A1-18 Notes; ____________, 2003, with respect to the Series A1-19 Notes; ____________,
2003, with respect to the Series A1-20 Notes; ____________, 2003, with respect to the Series A1-21 Notes; ____________, 2003, with respect to the Series A1-22 Notes; June 2, 2003, with respect to the Series B1-1 Notes; ______________, 2003, with respect to the Series B1-2 Notes; and ____________, 2003, with respect to the Series B1-3 Notes and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Series of Notes, other than:

                      (a) with respect to any Series of Notes, each Auction Period commencing after the ownership of such Series of Notes is no longer maintained in Book-Entry Form by the Securities Depository;

                      (b) each Auction Period commencing after and during the continuance of a Payment Default; or

                      (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.5.6 of this Terms Supplement.

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               "AUCTION PERIOD" means, with respect to each Series of Notes, the
Series Interest Period applicable to such Series of Notes during which time the related Series Interest Rate is determined pursuant to Section 2.5.1 hereof, which Auction Period (after the Initial Period for such Series) initially shall consist of 7 days with respect to the Series A1-10 and A1-11 Notes, 28 days with respect to the Series A1-1, A1-2, A1-3, A1-4, A1-5, A1-6, A1-7, A1-8, A1-9,
A1-12, A1-13, A1-14, A1-15, A1-16, A1-17, A1-18, A1-19, A1-20, A1-21, A1-22,
B1-2 and B1-3 Notes, and 1 year with respect to the Series B1-1 Notes and may be adjusted pursuant to Section 2.5.6 hereof.

               "AUCTION PERIOD ADJUSTMENT" means an adjustment to the Auction Period as provided in Section 2.5.6 hereof.

               "AUCTION PROCEDURES" means the procedures set forth in Section
2.5.1 hereof by which the Auction Rate is determined.

               "AUCTION RATE" means the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.5.1 (c)(ii) hereof.

               "AUTHORIZED DENOMINATIONS" means, with respect to any Series of Notes, $50,000 and integral multiples of $50,000 in excess thereof.

               "AVAILABLE NOTES" has the meaning set forth in Section 2.5.1
(c)(i)(A) hereof.

               "BID" has the meaning set forth in Section 2.5.1 (a)(i) hereof.

               "BID AUCTION RATE" has the meaning set forth in Section 2.5.1
(c)(i) hereof.

               "BIDDER" has the meaning set forth in Section 2.5.1 (a)(i) hereof.

               "BOND EQUIVALENT YIELD" means, in respect of any security, the "bond equivalent yield" the rate for which is quoted in The Wall Street Journal on a bank discount basis, a yield (expressed as a percentage) for such security which appears on Telerate United States Treasury and Money Market Composite Page 0223, rounded up to the nearest one one-hundredth of one percent.

               "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" means a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

               "BROKER-DEALER" means Banc of America Securities LLC with respect to the Series _____ Notes and J.P. Morgan Securities, Inc. with respect to the Series ______ Notes, or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Trustee pursuant to Section
2.5.5 hereof or the Issuer pursuant to the Trust Agreement and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

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               "BROKER-DEALER AGREEMENT" means each agreement between the
Auction Agent and a Broker-Dealer, and approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker Dealer Agreements dated as of December __, 2002 between Bankers Trust Company, as Auction Agent, and the applicable Broker-Dealer.

               "BROKER-DEALER FEE" has the meaning set forth in the Broker-Dealer Agreement.

               "BROKER-DEALER FEE RATE" has the meaning set forth in the applicable Broker-Dealer Agreement.

               "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading and any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York or Indiana are authorized or obligated by law, regulation or executive order to remain closed.

               "CLOSING DATE" means, with respect to the Notes, ___________, 2003, the date of initial issuance and delivery of the Notes hereunder.

               "EXISTING NOTE OWNER" means (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Note Owner Registry at the close of business on the Business Day immediately preceding such Auction and
(ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Notes.

               "EXISTING NOTE OWNER REGISTRY" means the registry of Persons who are owners of the Notes, maintained by the Auction Agent as provided in the Auction Agency Agreement.

               "FINAL MATURITY DATE" means December 1, 2030 for each Series of Notes.

               "HOLD ORDER" has the meaning set forth in Section 2.5.1 (a)(i) hereof.

               "INTEREST RATE" means, with respect to a Series of Notes, the rate of interest per annum borne by such Series as of the time referred to, including, without limitation, the related Series Initial Rate and the related Series Interest Rate.

               "LETTERS OF TRANSMITTAL" means the Letters of Transmittal submitted by holders of the Old Notes to tender Old Notes for exchange in connection with the Issuer's offer to exchange the Notes in a principal amount equal to the principal amount of the Old Notes.

               "MARKET AGENT" means ______________ with respect to the Series
___ Notes, and __________________ with respect to the Series ____ Notes, in such capacity hereunder, or any successor to any of them in such capacity hereunder.

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               "MAXIMUM AUCTION RATE" means, with respect to a Series of Notes,
(i) for Auction Periods of 35 days or less, either (A) One-Month LIBOR plus 1.50% (if both of the ratings assigned by the Rating Agencies to such Series of Notes, are "AAA") or (B) One-Month LIBOR plus 2.50% (if both of the ratings assigned by the Rating Agencies to such Series of Notes, are "Aa3" or "AA-" or better) or (C) One-Month LIBOR plus 3.50% (if any one of the ratings assigned by the Rating Agencies to such Series of Notes is less than "AA-") or (ii) for Auction Periods of greater than 35 days, either (X) the Applicable LIBOR Rate, plus 1.50% (if both of the ratings assigned by the Rating Agencies to a Series of Notes, are "AAA") or (Y) the Applicable LIBOR Rate, plus 2.50% (if both ratings assigned by the Rating Agencies to such Series of Notes, are "Aa3" or "AA-" or better) or (Z) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by the Rating Agencies to such Series of Notes is less than "AA-"). For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given notice pursuant to the Auction Agency Agreement.

               "NET LOAN RATE" means the rate of interest per annum (rounded to the next highest one one-hundredth of one percent) equal to the applicable United States Treasury Security Rate, plus 1.50%. For Auction Periods of 180 days or less, the applicable United States Treasury Security Rate is for 91-day United States Treasury securities, and for Auction Periods of more than 180 days, the applicable United States Treasury Security Rate is for one-year United States Treasury securities. The foregoing notwithstanding, if the Auction Rate shall exceed the Net Loan Rate computed as set forth above, the Net Loan Rate shall be re-computed to the rate of interest per annum (rounded to the next highest one hundredth of one percent) equal to (i) the weighted average interest rate of the Loans (after giving effect to all applicable interest subsidy payments, special allowance payments, rebate fees on consolidation Loans and reductions pursuant to borrower incentives or similar programs, if any) as of the last day of the prior calendar quarter, less (ii) any applicable expenses (but in no event in an amount in excess of 1.5% of the principal amount of the Outstanding Notes) during such period. The prior sentence may be modified upon receipt of a Rating Confirmation. The latter method of calculating the Net Loan Rate shall only be applied if the rate so calculated is greater than the resultant rate in the first and second sentences hereof.

               "NINETY-ONE DAY UNITED STATES TREASURY BILL RATE" means that rate of interest per annum equal to the Bond Equivalent Yield - 91-Day T-Bill on the 91-Day United States Treasury Bills sold at the last auction thereof that immediately precedes the Series Rate Adjustment Date for the Series of Notes to which the Net Loan Rate applies.

               "NON-PAYMENT RATE" means One-Month LIBOR plus 1.50%.

               "NOTE OWNERS' AUCTION RATE INTEREST CARRYOVER" means, as to any Series of Notes, with respect to any Series Interest Period for which the Series Interest Rate for such Series Interest Period is the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Series of Notes that would have accrued in respect of the related Series Interest Period had interest been calculated based on the applicable Auction Rate over (b) the amount of interest on such Series of Notes actually accrued in respect of such Series Interest Period at the Net Loan Rate, together with the unpaid portion of any such excess from prior Series Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One-Month LIBOR); provided, however, that, with respect to any Series of Notes, on the related Final Maturity Date, the portion of the Note Owners' Auction Rate Interest Carryover allocable to such Series of Notes will be equal to the lesser of (i) the portion allocable to such Series of Notes of the Note Owners' Auction Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed with respect to such Series of Notes on such date pursuant to
Section 5.3(B). EIGHTH of the Trust Agreement.

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

               "NOTICE OF FEE RATE CHANGE" means a notice of a change in the Auction Agent Fee Rate or the Broker-Dealer Fee Rate substantially in the form of Exhibit E to the Auction Agency Agreement.

               "ORDER" has the meaning set forth in Section 2.5.1 (a)(i) hereof.

               "PAYMENT DEFAULT" means, with respect to any Series of Notes, a default in the due and punctual payment of interest on or principal of a Note of such Series on the related Series Payment Date or Final Maturity Date, as applicable.

               "RECORD DATE" means, with respect to a Series of Notes, one Business Day prior to the related Auction Date.

               "REUTERS SCREEN LIBOR PAGE" means the display designated as page `LIBOR' on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page for the purposes of displaying London interbank offered rates of major banks).

               "SELL ORDER" has the meaning set forth in Section 2.5.1 (a)(i) hereof.

               "SENIOR NOTES" means Notes that are Senior Obligations such as the Senior Series A1-1 through A1-22 Notes.

               "SENIOR SUBORDINATE NOTES" means Notes that are Senior Subordinate Obligations, such as the Senior Subordinate Series B1-1 through B1-3 Notes.

               "SERIES INITIAL PERIOD" means, as to a Series of Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Series Initial Rate Adjustment Date for such Series.

               "SERIES INITIAL RATE" means the rates per annum for each Series of the Notes on the date of issuance of interest which shall be equal to the rates per annum for each corresponding series of the Old Notes as of the day immediately preceding the Closing Date.

               "SERIES INITIAL RATE ADJUSTMENT DATE" means (i) with respect to the Series A1-1 Notes, February __, 2003; (ii) with respect to the Series A1-3 Notes, February __, 2003; (iii) with respect to the Series A1-4 Notes, February __, 2003; (iv) with respect to the Series A1-4 Notes, February __, 2003; (v) with respect to the Series A1-5 Notes, February __, 2003; (vi) with respect to the Series A1-6 Notes, February __, 2003; (vii) with respect to the Series A1-7 Notes, February __, 2003; (viii) with respect to the Series A1-8 Notes, February __, 2003; (ix) with respect to the Series A1-9 Notes, February __, 2003; (x) with respect to the Series A1-10 Notes, January __, 2002; (xi) with respect to the Series A1-11 Notes, January __, 2002; (xii) with respect to the Series A1-12


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Notes, February __, 2003; (xiii) with respect to the Series A1-13 Notes,
February __, 2003; (xiv) with respect to the Series A1-14 Notes, February __, 2003; (xv) with respect to the Series A1-15 Notes, February __, 2003; (xvi) with respect to the Series A1-16 Notes, February __, 2003; (xvii) with respect to the Series A1-17 Notes, February __, 2003; (xviii) with respect to the Series A1-18 Notes, February __, 2003; (xix) with respect to the Series A1-19 Notes, February __, 2003; (xx) with respect to the Series A1-20 Notes, February __, 2003; (xxi) with respect to the Series A1-21 Notes, February __, 2003; (xxii) with respect to the Series A1-22 Notes, February __, 2003; (xxiii) with respect to the Series B1-1 Notes, June 2, 2003; (xxiv) with respect to the Series B1-2 Notes, February __, 2003; and (xxv) with respect to the Series B1-3 Notes, February __, 2003.

               "SERIES INTEREST PERIOD" means, with respect to a Series of Notes, the applicable Series Initial Period and each period commencing on a Series Rate Adjustment Date for such Series and ending on the day before (i) the next Series Rate Adjustment Date for such Series or (ii) the Final Maturity Date of such Series, as applicable.

               "SERIES INTEREST RATE" means each variable rate of interest per annum borne by a Series of Notes for each Auction Period and determined in accordance with the provisions of Sections 2.4 and 2.5 hereof; provided, however, that in the event of a Payment Default the Series Interest Rate shall equal the Non-Payment Rate; provided, further, however that such Series Interest Rate shall in no event exceed the Series Interest Rate Limitation.

               "SERIES INTEREST RATE LIMITATION" means, with respect to each Series of Notes, a rate equal to 17.0% per annum.

               "SERIES PAYMENT DATE" means the day immediately following each Auction Date for such Series, and on the maturity or redemption date thereof; provided, however, that interest on the Series B1-1 Notes will be payable on the day following each Auction Date for the Series B1-1 Notes, on each December 1, commencing December 1, 2003, and on the maturity or redemption date thereof.

               "SERIES RATE ADJUSTMENT DATE" means the date on which a Series Interest Rate is effective, and means, with respect to a Series of Notes, the date of commencement of each Auction Period.

               "SERIES RATE DETERMINATION DATE" means, with respect to a Series of Notes, the Auction Date, or if no Auction Date is applicable to such Series, the Business Day immediately preceding the date of commencement of an Auction Period.

               "SIXTH TERMS SUPPLEMENT" means this Sixth Terms Supplement, as from time to time amended or supplemented.

               "SUBMISSION DEADLINE" means 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

               "SUBMITTED BID" has the meaning set forth in Section 2.5.1 (c)(i) hereof.

               "SUBMITTED HOLD ORDER" has the meaning set forth in Section 2.5.1
(c)(i) hereof.

               "SUBMITTED ORDER" has the meaning set forth in Section 2.5.(c)(i) hereof.

               "SUBMITTED SELL ORDER" has the meaning set forth in Section 2.5.1
(c)(i) hereof.

               "SUFFICIENT BIDS" has the meaning set forth in Section 2.5.1
(c)(i) hereof.

               "TELERATE PAGE 3750" means the display page so designated on the Telerate, Inc., formerly Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

               "UNITED STATES TREASURY SECURITY RATE" means, for purposes of calculating the Net Loan Rate applicable to the particular Notes, that rate of interest per annum equal to the Bond Equivalent Yield on the applicable United States Treasury Securities sold at the last auction thereof that immediately precedes the Series Rate Adjustment Date for such Notes.

                                  ARTICLE II.

                        AUTHORIZATION, TERMS AND ISSUANCE

               SECTION 2.1. AUTHORIZATION OF NOTES. There is hereby authorized the borrowing of funds, and to evidence such borrowing there are hereby authorized twenty-five Series of Notes, designated (i) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1998 Senior Series A1-1" in the aggregate principal amount of $82,000,000; (ii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1998 Senior Series A1-2" in the aggregate principal amount of $80,000,000; (iii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1998 Senior Series A1-3" in the aggregate principal amount of $80,000,000; (iv) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1998 Senior Series A1-4" in the aggregate principal amount of $80,000,000; (v) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1999 Senior Series A1-5" in the aggregate principal amount of $75,000,000; (vi) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1999 Senior Series A1-6" in the aggregate principal amount of $75,000,000; (vii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1999-I Senior Series A1-7" in the aggregate principal amount of $60,000,000; (viii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1999-I Senior Series A1-8" in the aggregate principal amount of $60,000,000; (ix) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1999-I Senior Series A1-9" in the aggregate principal amount of $55,000,000; (x) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Series A1-10" in the aggregate principal amount of $70,000,000; (xi) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Series A1-11" in the aggregate principal amount of $70,000,000; (xii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Series A1-12" in the aggregate principal amount of $70,000,000; (xiii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Series A1-13" in the aggregate principal amount of $50,000,000; (xiv) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Series A1-14" in the aggregate principal amount of $50,000,000; (xv) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Series A1-15" in the aggregate principal amount of $50,000,000;
(xvi) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-16" in the aggregate principal amount of $98,000,000; (xvii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-17" in the aggregate principal amount of $98,000,000; (xviii) the "EMT Corp. Student

Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-18" in the aggregate principal amount of $98,000,000; (xix) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-19" in the aggregate principal amount of $98,000,000; (xx) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-20" in the aggregate principal amount of $98,000,000; (xxi) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-21" in the aggregate principal amount of $49,000,000; (xxii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Series A1-22" in the aggregate principal amount of $49,000,000; (xxiii) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 1998 Senior Subordinate Series B1-1" in the aggregate principal amount of $28,000,000;
(xxiv) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000 Senior Subordinate Series B1-2" in the aggregate principal amount of $15,000,000; and
(xxv) the "EMT Corp. Student Loan Asset-Backed Auction Rate Notes 2000-I Senior Subordinate Series B1-3" in the aggregate principal amount of $48,000,000.

               SECTION 2.2. PURPOSES. The Notes are authorized to be issued for purposes of an exchange offer pursuant to which the Issuer will offer to exchange the Senior Notes and the Senior Subordinate Notes, which have been registered under the Securities Act of 1933, as amended, in a principal amount equal to the principal amount of the Old Notes outstanding (the "Exchange Offer"). The Exchange Offer shall be made pursuant to the terms of the Prospectus, dated as of ___________, 2002, and the related Letters of Transmittal.

               SECTION 2.3. TERMS OF NOTES GENERALLY. The Notes shall be issued in fully registered form, in substantially the forms set forth in Exhibit A hereof, with such variations, omissions and insertions as may be required by the circumstances, as may be required or permitted by the Trust Agreement and this Sixth Terms Supplement, or as may be consistent with the Trust Agreement and this Sixth Terms Supplement and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

               The Notes may be issued only in Authorized Denominations. The Notes shall be dated as of the Closing Date. Each Series of Notes shall mature on its Final Maturity Date. The Series A1-1 Notes shall be numbered consecutively from 1 upwards with the prefix A1-1 preceding each number. The Series A1-2 Notes shall be numbered consecutively from 1 upwards with the prefix A1-2 preceding each number. The Series A1-3 Notes shall be numbered consecutively from 1 upwards with the prefix A1-3 preceding each number. The Series A1-4 Notes shall be numbered consecutively from 1 upwards with the prefix A1-4 preceding each number. The Series A1-5 Notes shall be numbered consecutively from 1 upwards with the prefix A1-5 preceding each number. The Series A1-6 Notes shall be numbered consecutively from 1 upwards with the prefix A1-6 preceding each number. The Series A1-7 Notes shall be numbered consecutively from 1 upwards with the prefix A1-7 preceding each number. The Series A1-8 Notes shall be numbered consecutively from 1 upwards with the prefix A1-8 preceding each number. The Series A1-9 Notes shall be numbered consecutively from 1 upwards with the prefix A1-9 preceding each number. The Series A1-10 Notes shall be numbered consecutively from 1 upwards with the prefix A1-10 preceding each number. The Series A1-11 Notes shall be numbered consecutively from 1 upwards with the prefix A1-11 preceding each number. The

Series A1-12 Notes shall be numbered consecutively from 1 upwards with the prefix A1-12 preceding each number. The Series A1-13 Notes shall be numbered consecutively from 1 upwards with the prefix A1-13 preceding each number. The Series A1-14 Notes shall be numbered consecutively from 1 upwards with the prefix A1-14 preceding each number. The Series A1-15 Notes shall be numbered consecutively from 1 upwards with the prefix A1-15 preceding each number. The Series A1-16 Notes shall be numbered consecutively from 1 upwards with the prefix A1-16 preceding each number. The Series A1-17 Notes shall be numbered consecutively from 1 upwards with the prefix A1-17 preceding each number. The Series A1-18 Notes shall be numbered consecutively from 1 upwards with the prefix A1-18 preceding each number. The Series A1-19 Notes shall be numbered consecutively from 1 upwards with the prefix A1-19 preceding each number. The Series A1-20 Notes shall be numbered consecutively from 1 upwards with the prefix A1-20 preceding each number. The Series A1-21 Notes shall be numbered consecutively from 1 upwards with the prefix A1-21 preceding each number. The Series A1-22 Notes shall be numbered consecutively from 1 upwards with the prefix A1-22 preceding each number. The Series B1 Notes shall be numbered consecutively from 1 upwards with the prefix B1 preceding each number. The Series B1-2 Notes shall be numbered consecutively from 1 upwards with the prefix B1-1 preceding each number. The Series B1-3 Notes shall be numbered consecutively from 1 upwards with the prefix B1-3 preceding each number. The Notes shall be issued to a Securities Depository for use in a Book-Entry System in accordance with the provisions of Section 2.7 of the Trust Agreement.

               Interest on each Note shall accrue on the Outstanding Amount of such Note until such Note has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the initial date thereof or the most recent Note Interest Payment Date to which interest has been paid or duly provided for. Each Note shall bear interest at an interest rate determined in accordance with the provisions and subject to the limitations set forth herein, and interest on each Series of Notes shall be paid for the related Series Initial Period and each Series Interest Period for such Series thereafter on each applicable Series Payment Date.

               Principal will be paid on the then Outstanding Series of Notes on each applicable Series Payment Date as set forth in Section 3.1 hereof. The Notes are subject to redemption, in whole or in part, at the option of the Issuer, on the applicable Series Payment Date at a price of par plus accrued interest, upon not less than ten days prior written notice to the Owners of such Notes.

               SECTION 2.4. NOTES. During the related Series Initial Period, each Series of Notes shall bear interest at the Series Initial Rate for such Series. Thereafter, except with respect to an Auction Period Adjustment, the Series A1-1 Notes through Series A1-9 Notes, Series A1-12 Notes through Series A1-22 Notes, Series B1-2 Notes and Series B1-3 Notes shall bear interest at a Series Interest Rate based on a 28-day Auction Period, the Series A1-10 Notes and the Series A1-11 Notes shall bear interest at a Series Interest Rate based on a 7-day Auction Period, and the Series B1-1 Notes shall bear interest at a Series Interest Rate based on a 1-year Auction Period.

               For each Series of Notes during the Series Initial Period for each such Series and each Auction Period thereafter, interest at the Series Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 365/366 days, as applicable.

               The Series Interest Rate to be borne by each Series of Notes after such Series Initial Period for each Auction Period prior to an Auction Period Adjustment, if any, shall be determined as herein described. Each such Auction Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include the Auction Date for the next succeeding Auction Period, subject to adjustment as described below; provided, however, that in the case of the Auction Period that immediately follows the Series Initial Period for a Series of Notes, such Auction Period shall commence on the Series Initial Rate Adjustment Date for such Series.

               The Series Interest Rate on each Series of Notes for each Auction Period shall be the lesser of the (i) Net Loan Rate in effect for such Auction Period; and (ii) the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.5.1 hereof; provided however, that such Series Interest Rate shall in no event exceed the Series Interest Rate Limitation, and further provided that if, on any Series Rate Determination Date, an Auction is not held for any reason, then the Series Interest Rate on such Series of Notes for the next succeeding Auction Period shall be the Net Loan Rate.

               Notwithstanding the foregoing:

               (a) if the ownership of a Series of Notes is no longer maintained in Book-Entry Form, the Series Interest Rate on the Notes of such Series for any Series Interest Period commencing after the delivery of certificates representing Notes of such Series pursuant to Section 2.15 of the Trust Agreement shall equal the lesser of (i) the Maximum Auction Rate and (ii) the Net Loan Rate on the Business Day immediately preceding the first day of such subsequent Series Interest Period; or

               (b) if a Payment Default shall have occurred, the Series Interest Rate on each Series of Notes of the Series Interest Period for such Series commencing on or immediately after such Payment Default, and for each Series Interest Period thereafter, to and including the Series Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured in accordance with this Sixth Terms Supplement, shall equal the applicable Non-Payment Rate on the first day of each such Series Interest Period.

               In accordance with Section 2.5.1(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Trustee of each Series Interest Rate (unless the Series Interest Rate is the Non-Payment Rate) and either the Auction Rate or the Net Loan Rate, as the case may be, when such rate is not the Series Interest Rate, applicable to each Series of Notes. The Trustee shall notify the Note Owners of the Series Interest Rate applicable to each such Series of Notes for each Auction Period on the second Business Day of such Auction Period.

               Notwithstanding any other provision of the Notes or this Sixth Terms Supplement and except for the occurrence of a Payment Default, interest payable on each Series of Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the Net Loan Rate (subject to the Series Interest Rate Limitation) in effect for such Auction Period.

               If the Auction Rate for a Series of Notes is greater than the Net Loan Rate, then the Series Interest Rate applicable to such Series of Notes for that Series Interest Period will be the Net Loan Rate. If the Series Interest Rate applicable to such Series of Notes for any Series Interest Period is the Net Loan Rate, the Trustee shall determine the Note Owners' Auction Rate Interest Carryover, if any, with respect to such Notes for such Series Interest Period. Such determination of the Note Owners' Auction Rate Interest Carryover shall be made separately for each Series of Notes. Note Owners' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee) from the Series Payment Date for the Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover was calculated, until paid. For purposes of this Sixth Terms Supplement, any reference to "principal" or "interest" herein shall not include within the meaning of such words Note Owners' Auction Rate Interest Carryover or any interest accrued on any such Note Owners' Auction Rate Interest Carryover. Such Note Owners' Auction Rate Interest Carryover shall be separately calculated for each Note of such Series by the Trustee during such Series Interest Period in sufficient time for the Trustee to give notice to each Note Owner of such Note Owners' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Series Payment Date for a Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover for a Series of Notes has been calculated by the Trustee, the Trustee shall give written notice to each Note Owner of the applicable Series of the Note Owners' Auction Rate Interest Carryover applicable to each Note Owner's Note of such Series, which written notice may be included in any other written statement sent by the Trustee to such Note Owner, and shall be mailed on such Series Payment Date by first-class mail, postage prepaid, to each such Note Owner at such Note Owner's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Note Owners' Auction Rate Interest Carryover, that, unless and until a Note of such Series has been paid in full or has been deemed no longer Outstanding (after which all accrued Note Owners' Auction Rate Interest Carryover (and all accrued interest thereon) that remains unpaid shall be cancelled and no Note Owners' Auction Rate Interest Carryover (and interest accrued thereon) shall be paid with respect to a Note of such Series), (i) the Note Owners' Auction Rate Interest Carryover (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Trustee on a Note of such Series on the first occurring Series Payment Date for such Series for a subsequent Series Interest Period if and to the extent that (1) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on such Series of Notes and (2) moneys are available pursuant to the terms of this Sixth Terms Supplement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover and (ii) interest shall accrue on the Note Owners' Auction Rate Interest Carryover at a rate equal to One-Month LIBOR until such Note Owners' Auction Rate Interest Carryover is paid in full or is cancelled.

               Subject to the payment priorities set forth in Section 5.3(B) of the Trust Agreement, the Note Owners' Auction Rate Interest Carryover for a Series of Notes shall be paid by the Trustee on Outstanding Notes of such Series on the Series Payment Date for such Series following the first occurring Series Payment Date for a subsequent Series Interest Period if and to the extent that
(i) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on such Series of Notes and (ii) moneys are available pursuant to the terms of this Sixth Terms Supplement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover.

               Any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) on any Note which is due and payable on a Series Payment Date on which such Note is to be paid in full or deemed no longer Outstanding under this Sixth Terms Supplement on said Series Payment Date, shall be paid to the Note Owner thereof on said Series Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Sixth Terms Supplement; provided, however, that any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Series Payment Date shall be cancelled with respect to said Note that is to be paid in full or deemed no longer outstanding under this Sixth Terms Supplement on said Series Payment Date and shall not be paid on any succeeding Series Payment Date. To the extent that any portion of the Note Owners' Auction Rate Interest Carryover for a Series of Notes remains unpaid after payment of a portion thereof, such unpaid portion of the Note Owners' Auction Rate Interest Carryover shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Series Payment Date or Dates, as necessary, for a subsequent Series Interest Period or Periods for such Series, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Series Payment Date on which the Trustee pays only a portion of the Note Owners' Auction Rate Interest Carryover on a Note of such Series, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Note Owner of such Note receiving such partial payment of the Note Owners' Auction Rate Interest Carryover remaining unpaid on such Note.

               The Note Interest Payment Date in such subsequent Series Interest Period on which such Note Owners' Auction Rate Interest Carryover for a Series of Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Note Owners' Auction Rate Interest Carryover in the same manner as, and from the same Account from which, it pays interest on the Notes on a Series Payment Date.

               In the event that the Auction Agent no longer determines, or fails to determine, when required, the Series Interest Rate with respect to a Series of Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Series Interest Rate for the next succeeding Series Interest Period, which Period shall be an Auction Period for such Series of Notes, shall be the Net Loan Rate as determined by the Trustee (which is responsible for notifying the Auction Agent of such Net Loan Rate), for such next succeeding Auction Period.

               SECTION 2.5. SERIES INTEREST RATE.

               SECTION 2.5.1. DETERMINING THE INTEREST RATE.


               By purchasing Notes, whether in an Auction or otherwise, each purchaser of the Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

               So long as the ownership of a Series of Notes is maintained in Book-Entry Form, an Existing Note Owner may sell, transfer or otherwise dispose of Notes of such Series only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Note Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner (such procedures to be applicable separately to each Series of the Notes):

               (a) (i) Prior to the Submission Deadline on each Auction Date relating to a Series of Notes:

                       (A) each Existing Note Owner of the applicable Series of Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                              (1) the principal amount of Outstanding Notes of
               such Series, if any, owned by such Existing Note Owner which such Existing Note Owner desires to continue to own without regard to the Series Interest Rate for the next succeeding Auction Period;

                              (2) the principal amount of Outstanding Notes of
               such Series, if any, which such Existing Note Owner offers to sell if the Series Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Note Owner; and/or

                              (3) the principal amount of Outstanding Notes of
               such Series, if any, owned by such Existing Note Owner which such Existing Note Owner offers to sell without regard to the Series Interest Rate for the next succeeding Auction Period;

               and

                       (B) one or more Broker-Dealers may contact potential Note Owners to determine the principal amount of Notes of such Series which each potential Note Owner offers to purchase, if the Series Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such potential Note Owner.

               The statement of an Existing Note Owner or a potential Note Owner referred to in (A) or (B) of this paragraph (i) is herein referred to as an "Order," and each Existing Note Owner and each potential Note Owner placing an Order is herein referred to as a "Bidder"; an order described in clause (A)( 1) is herein referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is herein referred to as a "Bid"; and an Order described in clause
(A)(3) is herein referred to as a "Sell Order."

               (ii) (A) Subject to the provisions of Section 2.5.1(b) hereof, a Bid by an Existing Note Owner shall constitute an irrevocable offer to sell:

                              (1) the principal amount of Outstanding Notes
               specified in such Bid if the Series Interest Rate determined as provided in this Section 2.5.1 shall be less than the rate specified therein; or

                              (2) such principal amount, or a lesser principal
               amount of Outstanding Notes to be determined as set forth in
               Section 2.5. l(d)(i)(D) hereof, if the Series Interest Rate determined as provided in this Section 2.5.1 shall be equal to the rate specified therein; or

                              (3) such principal amount, or a lesser principal
               amount of Outstanding Notes to be determined as set forth in
               Section 2.5.1(d)(ii)(C) hereof, if the rate specified therein shall be higher than the Series Interest Rate and Sufficient Bids have not been made.

               (B) Subject to the provisions of Section 2.5.1(b) hereof, a Sell Order by an Existing Note Owner shall constitute an irrevocable offer to sell:

                              (1) the principal amount of Outstanding Notes
               specified in such Sell Order; or

                              (2) such principal amount, or a lesser principal
               amount of Outstanding Notes set forth in Section 2.5.1(d)(ii)(C) hereof, if Sufficient Bids have not been made.

               (C) Subject to the provisions of Section 2.5.1(b) hereof, a Bid by a potential Note Owner shall constitute an irrevocable offer to purchase:

                              (1) the principal amount of Outstanding Notes
               specified in such Bid if the Series Interest Rate determined as provided in this Section 2.5.1 shall be higher than the rate specified in such Bid; or

                              (2) such principal amount, or a lesser principal
               amount of Outstanding Notes set forth in Section 2.5.1 (d)(i)(E) hereof, if the Series Interest Rate determined as provided in this Section 2.5.1 shall be equal to the rate specified in such Bid.

               (b)(i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline of each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order;

                (A) the name of the Bidder placing such Order;

                (B) the aggregate principal amount and Series of Notes that are the subject of such Order;

                (C) to the extent that such Bidder is an Existing Note Owner:

                              (1) the principal amount and Series of Notes, if
               any, subject to any Hold Order placed by such Existing Note
               Owner;

                              (2) the principal amount and Series of Notes, if
               any, subject to any Bid placed by such Existing Note Owner and the rate specified in such Bid; and

                              (3) the principal amount and Series of Notes, if
               any, subject to any Sell Order placed by such Existing Note
               Owner;

               and


               (D)(i) to the extent such Bidder is a potential Note Owner, the rate specified in such potential Note Owner's Bid.

                (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth (.001) of one percent.

                (iii) If an Order or orders covering all Outstanding Notes of the applicable Series owned by an Existing Note Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Note Owner covering the principal amount of Outstanding Notes owned by such Existing Note Owner and not subject to an Order submitted to the Auction Agent.

                (iv) None of the Issuer, the Trustee nor the Auction Agent shall be responsible for a failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Note Owner or potential Note Owner.

                (v) If any Existing Note Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of the Series of Outstanding Notes owned by such Existing Note Owner, such Orders shall be considered valid as follows and in the following order of priority:

                (A) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of the Series of Outstanding Notes owned by such Existing Note Owner, and if the aggregate principal amount of the Series of Notes subject to such Hold Orders exceeds the aggregate principal amount of the Series of Notes owned by such Existing Note Owner, the aggregate principal amount of the Series of Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of the Series of Notes subject to such Hold Order equals the aggregate principal amount of the Series of Outstanding Notes owned by such Existing Note Owner.

                (B) (1) any Bid shall be considered valid up to an amount equal to the excess of the principal amount of the Series of Outstanding Notes owned by such Existing Note Owner over the aggregate principal amount of the Series of Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                              (2) subject to subclause (1) of this clause (B),
               if more than one Bid with the same rate is submitted on behalf of such Existing Note Owner and the aggregate principal amount of the Series of Outstanding Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                              (3) subject to subclauses (1) and (2) of this
               clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Note Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                              (4) in any such event, the amount of Outstanding
               Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a potential Note Owner at the rate therein specified; and

                (C) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of the Series of Outstanding Notes owned by such Existing Note Owner over the aggregate principal amount of the Series of Notes subject to Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause
        (B) of this paragraph (v).

                (vi) If more than one Bid for a Series of Notes is submitted on behalf of any potential Note Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                (vii) An Existing Note Owner of a Series of Notes that offers to purchase additional Notes of the same Series is, for purposes of such offer treated as a potential Note Owner.

                (viii) Any Bid or Sell Order submitted by an Existing Note Owner covering an aggregate principal amount of Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a potential Note Owner covering an aggregate principal amount of Notes not equal to an Authorized Denomination shall be rejected.

                (ix) Any Bid specifying a rate higher than the Maximum Auction Rate will (a) be treated as a Sell Order if submitted by an Existing Note Owner and (b) not be accepted if submitted by a potential Note Owner.

                (x) Any Bid submitted by an Existing Note Owner or a potential Note Owner specifying a rate lower than the All Hold Rate shall be treated as a Bid specifying the All Hold Rate.

                (xi) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent at the Submission Deadline on an Auction Date shall be irrevocable.

        (c) (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the applicable Series of Notes:

                (A) the excess of the total principal amount of Outstanding Notes of such Series over the sum of the aggregate principal amount of Outstanding Notes of such Series subject to Submitted Hold Orders (such excess being herein referred to as the "Available Notes" of such Series), and

                (B) from the Submitted Orders whether:

                        (1) the aggregate principal amount of Outstanding Notes
                of such Series subject to Submitted Bids by potential Note Owners specifying one or more rates equal to or lower than the Maximum Auction Rate;

        exceeds or is equal to the sum of:

                        (2) the aggregate principal amount of Outstanding Notes
                of such Series subject to Submitted Bids by Existing Note Owners specifying one or more rates higher than the Maximum Auction Rate; and

                        (3) the aggregate principal amount of Outstanding Notes
                of such Series subject to submitted Sell Orders;

        (in the event such excess or such equality exists, other than because all of the Outstanding Notes of such Series are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Bids"); and

               (C) if Sufficient Bids exist, the "Bid Auction Rate", which shall be the lowest rate specified in such Submitted Bids such that if:

                        (1) (x) each Submitted Bid from Existing Note Owners
                specifying such lowest rate and (y) all other Submitted Bids from Existing Note Owners specifying lower rates were rejected, thus entitling such Existing Note Owners to continue to own the principal amount of Notes subject to such Submitted Bids; and

                        (2) (x) each such Submitted Bid from potential Note
                Owners specifying such lowest rate and (y) all other Submitted Bids from potential Note Owners specifying lower rates were accepted;

        the result would be that such Existing Note Owners described in subclause (1) above would continue to own an aggregate principal amount of Outstanding Notes of the applicable Series which, when added to the aggregate principal amount of Outstanding Notes of such Series to be purchased by such potential Note Owners described in subclause (2) above, would equal not less than the Available Notes of such Series.

                (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 2.5.1 (c)(i) hereof, the Auction Agent shall advise the Trustee of the Net Loan Rate, the Maximum Auction Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Series Interest Period for such Series of Notes as follows:

                (A) if Sufficient Bids exist, that the Auction Rate for the next succeeding Series Interest Period for such Series shall be equal to the Bid Auction Rate so determined;

                (B) if Sufficient Bids do not exist (other than because all of the Outstanding Notes of such Series are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Series Interest Period shall be equal to the Maximum Auction Rate, or

                (C) if all Outstanding Notes of such Series are subject to Submitted Hold Orders, then the Auction Rate for the next succeeding Series Interest Period shall be equal to the All Hold Rate.

                (iii) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Trustee of the applicable Series Interest Rate, which rate shall be the lesser of (a) the Auction Rate and (b) the Net Loan Rate; provided, however, that in no event shall the Series Interest Rate exceed the Series Interest Rate Limitation.

        (d) Existing Note Owners of the applicable Series shall continue to own the principal amount of Notes of such Series that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Series Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (i).

               If the Net Loan Rate is less than the Auction Rate, the Net Loan Rate will be the Series Interest Rate. If the Auction Rate and the Net Loan Rate are both greater than the Series Interest Rate Limitation, the Series Interest Rate shall be equal to the Series Interest Rate Limitation. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Notes are subject to Submitted Hold Orders), the Series Interest Rate will be the lesser of the Maximum Auction Rate and the Net Loan Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph
(ii).

                (i) if Sufficient Bids have been made and the Net Loan Rate is equal to or greater than the Bid Auction Rate (in which case the Series Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (iv) and
        (v) of this Section 2.5.1(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                (A) Existing Note Owners' Submitted Bids specifying any rate that is higher than the Series Interest Rate shall be accepted, thus requiring each such Existing Note Owner to sell the aggregate principal amount of Notes subject to such Submitted Bids;

                (B) Existing Note Owners' Submitted Bids specifying any rate that is lower than the Series Interest Rate shall be rejected, thus entitling each such Existing Note Owner to continue to own the aggregate principal amount of Notes subject to such Submitted Bids;

                (C) Potential Note Owners' Submitted Bids specifying any rate that is lower than the Series Interest Rate shall be accepted;

                (D) Each Existing Note Owners' Submitted Bid specifying a rate that is equal to the Series Interest Rate shall be rejected, thus entitling such Existing Note Owner to continue to own the aggregate principal amount of Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Notes subject to all such Submitted Bids shall be greater than the principal amount of Notes of the applicable Series (the "remaining principal amount") equal to the excess of the Available Notes of such Series over the aggregate principal amount of Notes of such Series subject to Submitted Bids described in clauses (B) and (C) of this Section 2.5.1(d) (i), in which event such Submitted Bid of such Existing Note Owner shall be rejected in part and such Existing Note Owner shall be entitled to continue to own the principal amount of Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Notes of such Series obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Notes of such Series owned by such Existing Note Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Notes of such Series subject to such Submitted Bids made by all such Existing Note Owners that specified a rate equal to the Series Interest Rate; and

                (E) Each potential Note Owner's Submitted Bid specifying a rate that is equal to the Series Interest Rate shall be accepted, but only in an amount equal to the principal amount of Notes of the applicable Series obtained by multiplying the excess of the aggregate principal amount of Available Notes of such Series over the aggregate principal amount of Notes of such Series subject to Submitted Bids described in clauses (B), (C) and (D) of this Section 2.5.1(d) (i) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Notes of such Series subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Notes of such Series subject to Submitted Bids made by all such potential Note Owners that specified a rate equal to the Series Interest Rate.

                (ii) If Sufficient Bids have not been made (other than because all of the Outstanding Notes of the applicable Series are subject to submitted Hold Orders), or if the Net Loan Rate is less than the Bid Auction Rate (in which case the Series Interest Rate shall be the Net Loan Rate), or if the Series Interest Rate Limitation applies, subject to the provisions of Section 2.5.1 (d)(iv) hereof, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                (A) Existing Note Owners' Submitted Bids specifying any rate that is equal to or lower than the Series Interest Rate shall be rejected, thus entitling such Existing Note Owners to continue to own the aggregate principal amount of Notes subject to such Submitted Bids;

                (B) Potential Note Owners' Submitted Bids specifying (1) any rate that is equal to or lower than the Series Interest Rate shall be accepted and (2) any rate that is higher than the Series Interest Rate shall be rejected; and

                (C) each Existing Note Owner's Submitted Bid specifying any rate that is higher than the Series Interest Rate and the Submitted Sell Order of each Existing Note Owner shall be accepted, thus entitling each Existing Note Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Notes of the applicable Series obtained by multiplying the aggregate principal amount of Notes subject to Submitted Bids described in clause (B) of this Section 2.5.1(d) (ii) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Notes of such Series owned by such Existing Note Owner
        subject  to  such   submitted  Bid  or  Submitted  Sell  Order  and  the
        denominator of which shall be the aggregate principal amount of Outstanding Notes of such Series subject to all such Submitted Bids and Submitted Sell Orders.

                (iii) If all Outstanding Notes of such Series are subject to Submitted Hold Orders all Submitted Bids shall be rejected.

                (iv) If, as a result of the  procedures  described  in paragraph
        (i) or (ii) of this Section 2.5.1(d), any Existing Note Owner would be entitled or required to sell, or any potential Note Owner would be entitled or required to purchase, a principal amount of Notes of the applicable Series that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Notes to be purchased or sold by any Existing Note Owner or potential Note Owner so that the principal amount of Notes purchased or sold by each Existing Note Owner or potential Note Owner shall be equal to an Authorized Denomination or an integral multiple of $50,000 in excess thereof.

                (v) If, as a result of the  procedures  described  in  paragraph
        (ii) of this Section 2.5.1(d), any potential Note Owner would be entitled or required to purchase less than an Authorized Denomination of Notes of the applicable Series, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Notes of such Series for purchase among potential Note Owners so that only Notes in Authorized Denominations or integral multiples of $50,000 in excess thereof are purchased by any potential Note Owner, even if such allocation results in one or more of such potential Note Owners not purchasing Notes.

        (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Notes of the applicable Series to be purchased and the aggregate principal amount of Notes of the applicable Series to be sold by potential Note Owners and Existing Note Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Notes to be sold differs from such aggregate principal amount of Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Notes.

        (f) Any calculation by the Auction Agent, or the Trustee, as applicable, of the Series Interest Rate, One-Month LIBOR, Three-Month LIBOR, the Maximum Auction Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

        (g) PAYMENT DEFAULTS. The Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding a Note Interest Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit B attached hereto to the Auction Agent, by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means.

        SECTION 2.5.2. CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE, NET LOAN RATE, ONE-MONTH LIBOR, THREE-MONTH LIBOR AND NON-PAYMENT RATE. The Issuer shall calculate the Net Loan Rate and inform the Auction Agent thereof in writing no later than the Business Day preceding each Auction Date. The Auction Agent shall calculate the Net Loan Rate, the Maximum Auction Rate, the All Hold Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, on each Auction Date and shall notify the Trustee and the Issuer and the Broker-Dealers of the Net Loan Rate, the Maximum Auction Rate, the All Hold Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, as provided in the Auction Agency Agreement. If the ownership of the Notes is no longer maintained in Book-Entry Form by the Securities Depository, the Trustee shall calculate the Maximum Auction Rate, and the Issuer will report to the Trustee in writing the Net Loan Rate, on the Business Day immediately preceding the first day of each Series Interest Period commencing after the delivery of certificates representing the Notes pursuant to Section 2.15 of the Trust Agreement. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment

Rate on the Series Rate Determination Date for (i) each Series Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Series Interest Period commencing less than two Business Days after the cure of any Payment Default. The Auction Agent shall determine One-Month LIBOR or Three-Month LIBOR, as applicable, for each Series Interest Period other than the Series Initial Period; provided, that if the ownership of the Notes is no longer maintained in Book-Entry Form, or if a Payment Default has occurred, then the Trustee shall determine One-Month LIBOR or Three-Month LIBOR, as applicable, for each such Series Interest Period. The determination by the Trustee or the Auction Agent, as the case may be, of One-Month LIBOR or Three-Month LIBOR, as applicable, shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Trustee and the Issuer of One-Month LIBOR or Three-Month LIBOR, as applicable.

               SECTION 2.5.3. NOTIFICATION OF RATES, AMOUNTS AND NOTE INTEREST PAYMENT DATES.


               (a) Certain notices are to be given as described below.

               (b) Promptly after the Closing Date and after the beginning of each subsequent Series Interest Period, and in any event at least 10 days prior to any Series Payment Date, as the case may be, the Trustee shall confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Notes is maintained in Book-Entry Form by the Securities Depository, (1) the date of such next Note Interest Payment Date and
(2) the amount payable to the Auction Agent on the Auction Date.

               If any day scheduled to be a Series Payment Date shall be changed after the Trustee shall have given the notice or confirmation referred to in the preceding sentence, the Trustee shall, not later than 9:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Series Payment Date or the old Series Payment Date, by such means as the Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Notes is maintained in Book-Entry Form by the Securities Depository.

               SECTION 2.5.4. AUCTION AGENT.

               (a) Bankers Trust Company is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Trustee and the Issuer will, and the Trustee is hereby directed to, enter into the initial Auction Agency Agreement with Bankers Trust Company, as the initial Auction Agent. Any substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee and the Market Agent in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the

National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agency Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Sixth Terms Supplement by giving at least 90 days' notice to the Trustee, the Issuer, and the Market Agent. The Auction Agent may be removed at any time by the Trustee upon the written direction of the Note Owners of 66-2/3% of the aggregate principal amount of the Notes (and any subsequently issued Series of Notes, but in no event less than 66-2/3% of the aggregate principal amount of any Senior Notes) then outstanding, by an instrument signed by such Note Owners or their attorneys and filed with the Auction Agent, the Issuer, the applicable Market Agent and the Trustee upon at least 90 days notice. The Auction Agent may be removed by the Issuer in its sole discretion at any time. Neither resignation nor removal of the Auction Agent pursuant to the preceding three sentences shall be effective until and unless a substitute Auction Agent who is reasonably acceptable to the Trustee has been appointed and has accepted such appointment. If required by the Issuer or the applicable Market Agent, with the Trustee's consent, a substitute Auction Agency Agreement shall be entered into with a substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agency Agreement if, within 25 days after notifying the Trustee, the Issuer, and the applicable Market Agent in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agency Agreement, the Auction Agent does not receive such payment.

               (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee, at the direction of the Issuer (after receipt of a certificate from the applicable Market Agent confirming that any proposed substitute Auction Agent meets the requirements described in the immediately preceding paragraph), shall use its best efforts to appoint a substitute Auction Agent.

               (c) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted in good faith or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

               (d) In the event of a change in the Auction Agent Fee Rate pursuant to of the Auction Agency Agreement, the Auction Agent shall give a Notice of Fee Rate Change to the Trustee and the Issuer in accordance with the Auction Agency Agreement.

               SECTION 2.5.5. BROKER-DEALERS.

               (a) The Auction Agent will enter into Broker-Dealer Agreements with [J.P. Morgan Securities, Inc.] and [Banc of America Securities LLC]. An Authorized Officer of the Issuer may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent, provided, however that while [J.P. Morgan Securities, Inc.] and [Banc of America Securities LLC] are serving as Broker-Dealers with respect to the Notes, [J.P. Morgan Securities, Inc.] and [Banc of America Securities LLC] shall have the right to consent to the approval of any additional Broker-Dealers therefor, which consent in any event will not be unreasonably withheld. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

               (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Issuer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

               SECTION 2.5.6. CHANGES IN AUCTION PERIOD OR PERIODS.

               (a) While any of the Notes are Outstanding, the Issuer may, from time to time, convert the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the Series Interest Rate borne by the Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not less than three days nor more than 20 days prior to the effective date of an Auction Period Adjustment. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Trustee, the Auction Agent, the Market Agent, Fitch, S&P and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit D to this Sixth Terms Supplement at least 10 days prior to the Auction Date for such Auction Period.

               (b) Any such adjusted Auction Period shall not be less than 7 days nor more than 365 days.

               (c) An Auction Period Adjustment shall take effect only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer's Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit E to this Sixth Terms Supplement, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the Market Agent described in subparagraph (a) above and (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the Series Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this
Section 2.5 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Series Interest Rate for the next Auction Period shall be the lesser of the Maximum Auction Rate and the Net Loan Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

               In connection with any Auction Period Adjustment the Auction Agent shall provide such further notice to such parties as is specified in
Section 2.5 of the Auction Agency Agreement.

               SECTION 2.5.7. CHANGES IN THE AUCTION DATE. The Market Agent, with the written consent of an Authorized Officer of the Issuer, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.1 of this Sixth Terms Supplement with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the Series Interest Rate borne on the Notes. The Market Agent shall deliver a written request for consent to such change in the Auction Date to the Issuer not less than three days nor more than 20 days prior to the effective date of such change together with a certificate demonstrating the need for change in reliance on such factors. The Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Issuer and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in Exhibit F to this Sixth Terms Supplement.

               In connection with any change described in this Section 2.5.7, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agency Agreement.

               SECTION 2.6. ADDITIONAL PROVISIONS REGARDING THE SERIES INTEREST RATES ON THE NOTES. The determination of a Series Interest Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Note Owners of the Series of Notes to which such Series Interest Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

               In no event shall the cumulative amount of interest paid or payable on a Series of Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Notes of such Series under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Notes of such Series or related documents) calculated from the date of issuance of the Notes of such Series through any subsequent day during the term of the Notes of such Series or otherwise prior to payment in full of the Notes of such Series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes of such Series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Notes of such Series, or if the acceleration of the maturity of the Notes of such Series results in payment to or receipt by the Note Owner or any former Note Owner of the Notes of such Series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Notes of such Series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Notes of such Series shall be credited on the principal balance of the Notes of such Series (or, if the Notes of such Series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Notes of such Series and related documents shall automatically and immediately be deemed paid and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Notes of such Series and under the related documents.

               SECTION 2.7. QUALIFICATIONS OF MARKET AGENT. The Market Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this Sixth Terms Supplement. The Market Agent may resign and be discharged of the duties and obligations created by this Sixth Terms Supplement by giving at least 30 days' notice to the Issuer and the Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent. The Market Agent may be replaced at the direction of the Issuer, by an instrument signed by an Authorized Officer of the Issuer, filed with the Market Agent and the Trustee at least 30 days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor Market Agent by the Issuer and the acceptance of such appointment by such successor Market Agent.

               In the event that the Market Agent shall be removed or be dissolved, or if the property or affairs of the Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent and the Issuer shall not have appointed its successor as Market Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, shall be deemed to be the Market Agent for all purposes of this Sixth Terms Supplement until the appointment by the Issuer of the successor Market Agent. Nothing in this Section shall be construed as conferring on the Trustee additional duties other than as set forth herein.

                                  ARTICLE III.

                                  DISTRIBUTIONS

               SECTION 3.1. DISTRIBUTIONS OF INTEREST AND PRINCIPAL. The Trustee shall make distributions from and to the several Trust Accounts in the manner provided for in the Trust Agreement.

               On the first Business Day of each calendar quarter after December 1, 2003 (or such later date to which the Recycling Period is extended upon receipt of a Rating Confirmation), the Issuer shall determine the amounts on deposit in the Revenue Account and the Loan Account which will be available for distribution after payment, in the following order of priority, of (a) the amounts required to be paid in Section 5.3(B)(FIRST) through (EIGHTH) of the Trust Agreement, and (b) shall apply such remaining amounts as follows and in the following order of priority (subject to any Supplemental Trust Agreement with respect to Additional Notes providing for a priority for such Additional Notes):

                              (i) to pay principal on 1998 Series A1-1 Notes, in
               integral multiples of $50,000;

                              (ii) to pay principal on 1998 Series A1-2 Notes,
               in integral multiples of $50,000;

                              (iii) to pay principal on 1998 Series A1-3 Notes,
               in integral multiples of $50,000;

                              (iv) to pay principal on 1998 Series A1-4 Notes,
               in integral multiples of $50,000;

                              (v) to pay principal on 1999 Series A1-5 Notes, in
               integral multiples of $50,000;

                              (vi) to pay principal on 1999 Series A1-6 Notes,
               in integral multiples of $50,000;

                              (vii) to pay principal on 1999-I Series A1-7
               Notes, in integral multiples of $50,000;

                              (viii) to pay principal on 1999-I Series A1-8
               Notes, in integral multiples of $50,000;

                              (ix) to pay principal on 1999-I Series A1-9 Notes,
               in integral multiples of $50,000;

                              (x) to pay principal on 2000 Series A1-10 Notes,
               in integral multiples of $50,000;

                              (xi) to pay principal on 2000 Series A1-11 Notes,
               in integral multiples of $50,000;

                              (xii) to pay principal on 2000 Series A-12 Notes,
               in integral multiples of $50,000;

                              (xiii) to pay principal on 2000 Series A1-13
               Notes, in integral multiples of $50,000;

                              (xiv) to pay principal on 2000 Series A1-14 Notes,
               in integral multiples of $50,000;

                              (xv) to pay principal on 2000 Series A1-15 Notes,
               in integral multiples of $50,000;

                              (xvi) to pay principal on 2000 Series A1-16 Notes,
               in integral multiples of $50,000;

                              (xvii) to pay principal on 2000-I Series A1-17
               Notes, in integral multiples of $50,000;

                              (xviii) to pay principal on 2000-I Series A1-18
               Notes, in integral multiples of $50,000;

                              (xix) to pay principal on 2000-I Series A1-19
               Notes, in integral multiples of $50,000;

                              (xx) to pay principal on 2000-I Series A1-20
               Notes, in integral multiples of $50,000;

                              (xxi) to pay principal on 2000-I Series A1-21
               Notes, in integral multiples of $50,000;

                              (xxii) to pay principal on 2000-I Series A1-22
               Notes, in integral multiples of $50,000;

                              (xxiii) to pay principal on 1998 Senior
               Subordinate Series B1-1 Notes, in integral multiples of $50,000;

                              (xxiv) to pay principal on 2000 Senior Subordinate
               Series B1-2 Notes, in integral multiples of $50,000; and

                              (xxv) to pay principal on 2000-I Senior
               Subordinate Series B1-3 Notes, in integral multiples of $50,000.

The Issuer shall notify the Trustee (not later than 30 days, or such lesser period as the Trustee shall determine to be acceptable, prior to the applicable Series Payment Date) of the amount that will be applied to the payment of principal of each Series of Notes and the Series Payment Dates occurring during such calendar quarter on which such principal shall be paid.

               SECTION 3.2. SELECTION OF NOTES TO RECEIVE PAYMENTS OF PRINCIPAL. With respect to a Series of Notes entitled to receive payments of principal, the specific Notes of such Series that will receive payments of principal on each applicable Note Interest Payment Date will be selected no later than 15 days prior to the related Series Payment Date by the Securities Depository, pursuant to the Note Depository Agreement entered into with respect to the Notes, by lot in such manner as the Securities Depository in its discretion may determine and which may provide for the selection for payment of principal in minimum denominations of $50,000, and integral multiples in excess thereof.

               Notice of the specific Notes to receive payments of principal is to be given by the Trustee by first-class mail, postage prepaid, mailed not less than 15 days but no more than 30 days before the applicable Note Interest Payment Date at the address of the applicable Note Owner appearing on the registration books. Any defect in or failure to give such mailed notice shall not affect the validity of proceedings for the payment of any other Notes not affected by such failure or defect. All notices of payment are to state: (i) the applicable Series Payment Date; (ii) the amount of principal to be paid, and
(iii) the specific Notes of such Series to be paid.

               The Trustee shall notify in writing, substantially in the form of Exhibit D to the Auction Agency Agreement, the Auction Agent when any notice of principal payment of Notes is sent to the Securities Depository not later than 11:00 a.m., on the date such notice is sent.

                                  ARTICLE IV.

                                  MISCELLANEOUS

               SECTION 4.1. AUTHORITY FOR THIS SIXTH TERMS SUPPLEMENT. This Sixth Terms Supplement is adopted pursuant to the provisions of the Trust Agreement.

               SECTION 4.2. COUNTERPARTS. This Sixth Terms Supplement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

               SECTION 4.3. SIXTH TERMS SUPPLEMENT CONSTITUTES A SECURITY AGREEMENT. This Sixth Terms Supplement constitutes a security agreement for the purposes of the Uniform Commercial Code.

               SECTION 4.4. GOVERNING LAW. This Sixth Terms Supplement shall be governed by and construed in accordance with the laws of the State of Indiana.

               SECTION 4.5. REPORTS TO RATING AGENCIES. Section 6.13(B)(i) of the Trust Agreement is hereby amended and replaced in its entirety to read as follows: "any investment to be made pursuant to 6, 7 or 8 of Investment Securities."

               SECTION 4.6. AMENDMENT AND RATIFICATION OF TRUST AGREEMENT.

               (a) Except as provided in subsection (b) below and as supplemented by this Sixth Terms Supplement, the Trust Agreement is in all respects ratified and confirmed, and the Trust Agreement as so supplemented by this Sixth Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Trust Agreement contained herein is solely for purposes of the Notes, and shall have no effect on any other Series of Notes issued pursuant to the Trust Agreement. If any term of this Sixth Terms Supplement conflicts with any term of the Trust Agreement, this Sixth Terms Supplement shall control for purposes of the Notes.

               (b) Section 2.10 of the Trust Agreement shall not apply to the issuance of the Notes pursuant to this Sixth Terms Supplement and with respect to any Notes issued pursuant hereto, Section 2.10 of the Trust Agreement is hereby deemed to be deleted in its entirety.

               (c) Notwithstanding Section 5.4(D) of the Trust Agreement, for purposes of the Notes issued pursuant to this Sixth Terms Supplement, the term "Eligible Loan" shall include only loans authorized by the Higher Education Act.

               SECTION 4.7. RECYCLING PERIOD. Absent receipt of Rating Confirmations permitting otherwise, during the recycling period, which ends December 1, 2003, amounts representing the proceeds of the Notes shall only be applied to the financing of Eligible Loans with the following characteristics:

                              (1) the percentage of recycled Loans that are
               Consolidation Loans shall not exceed 15%;

                              (2) the percentage of recycled Loans that are made
               to students of two-year schools or proprietary schools shall not exceed 10%;

                              (3) the percentage of recycled Loans that are
               unsubsidized Stafford loans not in repayment status shall not exceed 10%; and

                              (4) the provisions of Section 6.7(B)(4)(i) of the
               Trust Agreement notwithstanding, such proceeds may be applied to the financing of Loans originated after July 1, 1998, provided that the percentage of recycled Loans that are originated after July 1, 1998 shall not exceed 40% of all such recycled Loans.

               SECTION 4.8. MASTER PROMISSORY NOTES. The Issuer covenants hereby, that no Eligible Loans shall be acquired under the Trust Agreement which are evidenced by Master Promissory Notes (as provided for in Section 432(m)(l)(D) of the Higher Education Act, 20 U.S.C.A. ss. 1 082(m)( 1 )(D)) unless the Corporation or its Eligible Lender Trustee shall be determined to be the initial lender under such note or the note shall have been purchased from the initial lender and the Issuer or its Eligible Lender Trustee shall have actual possession of such note which shall be delivered to the custodian.

               IN WITNESS WHEREOF, the parties hereto have caused this Sixth Terms Supplement to be duly executed as of the day and year first above written.

                                          EMT CORP., as Issuer


                                          By:
                                             -----------------------------------
                                          Name:
                                              ----------------------------------
                                          Title:
                                               ---------------------------------

Attest:

------------------------------------
Name:
Title:

                                          Zions First National Bank, as Trustee


                                          By:
                                             -----------------------------------
                                          Name:
                                              ----------------------------------
                                          Title:
                                               ---------------------------------

Attest:

------------------------------------
Name:
Title:

                                    EXHIBIT A



                              [FORM OF 1998 NOTES]

                                    EMT CORP.
                         STUDENT LOAN ASSET-BACKED NOTES
                             AUCTION RATE SECURITIES

                           [1998 SENIOR SERIES A1-__]

                      [1998 SENIOR SUBORDINATE SERIES B1-1]





UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO. A1-___                          $_____

                   FINAL

                 MATURITY         DATED        INTEREST

       SERIES      DATE           DATE           RATE               CUSIP
       ------      ----           ----           ----               -----

                                               auction rate as
                December 1,    December __,    herein provided
                  2030           2002

REGISTERED NOTE OWNER:                             CEDE & CO.
                                    --------------------------------------------
               PRINCIPAL AMOUNT:
                                    --------------------------------------------

               EMT Corp., an Indiana corporation (the "Issuer"), for value received, promises to pay, from the sources herein described, to the registered Note Owner identified above, or registered assigns, upon presentation and surrender hereof at the designated Trust Office of Zions First National Bank, as Trustee, or at the designated office of any successor, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered Note Owner hereof, interest and principal hereon in lawful money of the United States of America at the Series Interest Rate on the dates as provided herein. Unless otherwise defined in this 1998 Note, capitalized terms used in this 1998 Note shall have the respective meanings given to such terms in the Trust Agreement dated as of May 15, 1998, as supplemented by the Sixth Terms Supplement dated as of December __, 2002, (the "Sixth Terms Supplement" and, together, the "Trust Agreement") between the Issuer and such Trustee.

               This 1998 Note is one of a duly authorized issue of notes of the Issuer designated as "EMT Corp. Student Loan Asset-Backed Notes, Auction Rate Securities, [1998 Senior Series A1-__ OR [1998 SENIOR SUBORDINATE SERIES B1-1]" (herein referred to by specific Series as the "1998 Series ___ Notes" and collectively with certain other Notes issued simultaneously therewith, as the "1998 Notes"), in the aggregate principal amount of $________ issued under the Trust Agreement. The 1998 Notes are issued to finance the acquisition of Loans and to make certain deposits to the Trust Accounts.

               The Trust Agreement provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes, for the purpose of providing additional funds for the financing of Loans (said additional notes, together with 1998 Notes, being collectively referred to herein as the "Notes").

               The Notes are secured under the Trust Agreement which, together with certain other documents, assigns to the Trustee for the benefit of the Note Owners (and certain others, as their interest may appear) all the rights and remedies of the Issuer under certain Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Loans. Reference is hereby made to the Trust Agreement for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this 1998 Note, the nature and the extent of the liens and security of the Trust Agreement, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this 1998 Note, the registered owner hereof assents to all of the provisions of the Trust Agreement.

               The unpaid principal amount hereof from time to time outstanding shall bear interest at a Series Interest Rate, as described below, payable on each applicable Series Payment Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Series Interest Rate established pursuant to the Sixth Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

               During the Series Initial Period, this 1998 Note shall bear interest at the Series Initial Rate for the 1998 Notes of this Series. Thereafter until an Auction Period Adjustment, if any, this 1998 Note shall bear interest at a Series Interest Rate based on an Auction Period that shall, until adjusted pursuant to the Sixth Terms Supplement, generally consist of 28 days [OR --approximately one year for Series B1-1 Notes], all as determined in the Sixth Terms Supplement.

               The Series Interest Rate to be borne by this 1998 Note after the Series Initial Period for each Auction Period, if any, or, an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the Sixth Terms Supplement.

               In no event shall the Series Interest Rate on this 1998 Note exceed 17.0% per annum.

               The Series Interest Period, including, without limitation, an Auction Period, the applicable Series Interest Rate, the method of determining the applicable Series Interest Rate on each of the 1998 Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Note Owners or Existing Note Owners of the 1998 Notes, an Auction Period Adjustment, a change in the Auction Date and the Note Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the Sixth Terms Supplement and the Auction Agent Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

               If the Auction Rate for the 1998 Notes is greater than the Net Loan Rate, then the Series Interest Rate applicable to the 1998 Notes for that Series Interest Period will be the Net Loan Rate. If the Series Interest Rate applicable to the 1998 Notes for any Series Interest Period is the Net Loan Rate, the Trustee shall determine the Note Owners' Auction Rate Interest Carryover, if any, with respect to the 1998 Notes for such Series Interest Period. Such Note Owners' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Interest Payment Date for each Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover was calculated until paid. For purposes of this 1998 Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Note Owners' Auction Rate Interest Carryover or any interest accrued on any such Note Owners' Auction Rate Interest Carryover. Such Note Owners' Auction Rate Interest Carryover shall be separately calculated for each 1998 Note by the Trustee during such Series Interest Period in sufficient time for the Trustee to give notice to each Note Owner of such Note Owners' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Note Interest Payment Date for a Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover has been calculated by the Trustee, the Trustee shall give written notice to each Note Owner of the Note Owners' Auction Rate Interest Carryover applicable to such Note Owner's 1998 Note, which written notice may accompany the payment of interest by check made to each such Note Owner on such Note Interest Payment Date or otherwise shall be mailed on such Note Interest Payment Date by first class mail, postage prepaid, to each such Note Owner at such Note Owner's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Note Owners' Auction Rate Interest Carryover, that, unless and until a 1998 Note has been paid in full or has been deemed no longer outstanding under the Sixth Terms Supplement (after which no Note Owners' Auction Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a 1998 Note), (i) the Note Owners' Auction Rate Interest Carryover (and interest accrued thereon calculated on the basis of One-Month LIBOR) shall be paid by the Trustee on a 1998 Note on the first occurring Note Interest Payment Date for a subsequent Series Interest Period if and to the extent that (1) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on the 1998 Notes and (2) moneys are available on such Note Interest Payment Date pursuant to the terms of the Trust Agreement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover and (ii) interest shall accrue on the Note Owners' Auction Rate Interest Carryover at a rate equal to OneMonth LIBOR until such Note Owners' Auction Rate Interest Carryover is paid in full or is cancelled.

               The Note Owners' Auction Rate Interest Carryover for the 1998 Notes shall be paid by the Trustee on Outstanding 1998 Notes on the first occurring Series Payment Date for a subsequent Series Interest Period if and to the extent that (i) during such Series Interest Period, no additional Note Owners' Auction Rate Interest Carryover is accruing on the 1998 Notes and (ii) on such Series Payment Date there are sufficient moneys available pursuant to the terms of the Sixth Terms Supplement to pay all or a portion of the Note Owners' Auction Rate Interest Carryover due on the 1998 Notes on such Series Payment Date. Any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) on any 1998 Note which is due and payable on any Series Payment Date, on which such 1998 Note is deemed no longer Outstanding under the Trust Agreement on said Series Payment Date, shall be paid to the Note Owner thereof on the next Series Payment Date to the extent that moneys are available therefor in accordance with the Trust Agreement; provided, however, that any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Series Payment Date shall be cancelled with respect to said 1998 Note that is to be deemed no longer Outstanding under the Trust Agreement on said Series Payment Date and shall not be paid on any succeeding Series Payment Date. To the extent that any portion of the Note Owners' Auction Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Note Owners' Auction Rate Interest Carryover shall be paid in whole or in part until fully paid by the Trustee on the next occurring Series Payment Date or Dates, as necessary, for a subsequent Series Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

               The Series Payment Date in such subsequent Series Interest Period on which such Note Owners' Auction Rate Interest Carryover for the 1998 Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Note Owners' Auction Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the 1998 Notes on a Series Payment Date as provided for in the Trust Agreement.

               The principal of and interest on the 1998 Notes and Note Owners' Auction Rate Interest Carryover on the 1998 Notes (and interest accrued thereon), if any, are special limited obligations of the Issuer, payable solely from certain revenues derived by the Issuer from certain assets of the Issuer, including certain notes evidencing Loans.

               Distributions of principal will be made on each Series Payment Date to the respective Series of Notes in the manner described in the Trust Agreement. The Notes are subject to redemption, in whole or in part, at the option of the Issuer, on the applicable Series Payment Date at a price of par plus accrued interest, upon not less than ten days prior written notice to the Owners of such Notes.

               FAILURE TO PAY PRINCIPAL OF OR INTEREST ON A SENIOR SUBORDINATE NOTE, WHEN DUE, SHALL NOT GIVE RISE TO AN EVENT OF DEFAULT IF ALL PAYMENTS OF PRINCIPAL OF AND INTEREST ON OUTSTANDING SENIOR NOTES HAVE BEEN MADE.

               If an Event of Default as defined in the Trust Agreement occurs, the principal of and interest on all Notes issued under the Trust Agreement may be declared due and payable upon the conditions and in the manner and with the effect provided in the Trust Agreement. The Trust Agreement and the rights and obligations of the Issuer, the Trustee and the Note Owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Trust Agreement.

               The Note Owner of this 1998 Note shall have no right to enforce the provisions of the Trust Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Trust Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Agreement.

               The transfer of this 1998 Note may be registered only upon surrender hereof to the Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer of this 1998 Note and subject to the payment of any fees and charges as provided by the Trust Agreement, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for this 1998 Note a new 1998 Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Trust Agreement, of the same maturity and Series and in an aggregate principal amount equal to the unredeemed principal amount of this 1998 Note and bearing the same interest as this 1998 Note.

               In any case where the date fixed for the payment of principal of or interest on this 1998 Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

               It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution an delivery of the Trust Agreement and issuance of this 1998 Note have happened, do exist and have been performed in due time form and manner as required by law.

               This 1998 Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Trust Agreement until the certificate of authentication hereon shall have been manually signed by the Trustee.

               IN WITNESS WHEREOF, the Issuer has caused this 1998 Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of its Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.


                                                   EMT CORP., as Issuer



                                                   By:
                                                      --------------------------
                                                   -----------------------------
                                                   Treasurer




(SEAL)
Attest:

-------------------------------------
Name:
Title:


                          CERTIFICATE OF AUTHENTICATION
               This Note is one of the 1998 Notes designated in and issued under the provisions of the within mentioned Trust Agreement.

Zions First National Bank
Denver, Colorado, as
Trustee



By:
  -----------------------------------
     Authorized Representative


Date of Authentication:



--------------------------------------

                                   ASSIGNMENT

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _____________________________, the within Note and irrevocably appoints ____________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ____________________________



NOTICE: The signature to this assignment must       Signature Guaranteed:
correspond with the name as it appears upon
the face of the within Note in every                ____________________________
particular, without any alteration whatsoever.



Name and Address:_____________________




Tax Identification Number or
Social Security Number(s):_____________________________










                            END OF FORM OF 1998 NOTE

                              [FORM OF 1999 NOTES]


                                    EMT CORP.
                        STUDENT LOAN ASSET - BACKED NOTES
                             AUCTION RATE SECURITIES
                            [1999 SENIOR SERIES A1- ]


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO. A1-__                   $
                             ----------------------------------------


                         FINAL       DATED         INTEREST
       SERIES          MATURITY      DATE            RATE             CUSIP
       ------          --------      ----            ----             -----



                          DATE                      auction rate as
                                                    herein provided
REGISTERED NOTE OWNER                                  CEDE & CO
                                        ----------------------------------------

PRINCIPAL AMOUNT:
                                        ----------------------------------------

               EMT Corp., an Indiana corporation (the "Issuer"), for value received, promises to pay, from the sources herein described, to the registered Note Owner identified above, or registered assigns, upon presentation and surrender hereof at the designated Trust Office of Zions First National Bank, as Trustee, or at the designated office of any successor, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered Note Owner hereof, interest and principal hereon in lawful money of the United States of America at the Series Interest Rate on the dates as provided herein. Unless otherwise defined in this 1999 Note, capitalized terms used in this 1999 Note shall have the respective meanings given to such terms in the Trust Agreement dated as of May 15, 1998, as amended and supplemented by the Sixth Terms Supplement dated as of January 1, 1999, (the "Sixth Terms Supplement" and, together, the "Trust Agreement") between the Issuer and such Trustee.

               This 1999 Note is one of a duly authorized issue of notes of the Issuer designated as "EMT Corp. Student Loan Asset-Backed Notes, Auction Rate Securities, [1999 Senior Series A1-__" (herein referred to by specific Series as the "1999 Series ___ Notes" and collectively with certain other Notes issued simultaneously therewith, as the "1999 Notes"), in the aggregate principal amount of $_________ issued under the Trust Agreement. The 1999 Notes are issued to finance the acquisition of Loans and to make certain deposits to the Trust Accounts.

               The Trust Agreement provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes, for the purpose of providing additional funds for the financing of Loans (said additional notes, together with 1999 Notes, being collectively referred to herein as the "Notes").

               The Notes are secured under the Trust Agreement which, together with certain other documents, assigns to the Trustee for the benefit of the Note Owners (and certain others, as their interest may appear) all the rights and remedies of the Issuer under certain Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Loans. Reference is hereby made to the Trust Agreement for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this 1999 Note, the nature and the extent of the liens and security of the Trust Agreement, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this 1999 Note, the registered owner hereof assents to all of the provisions of the Trust Agreement.

               The unpaid principal amount hereof from time to time outstanding shall bear interest at a Series Interest Rate, as described below, payable on each applicable Series Payment Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Series Interest Rate established pursuant to the Sixth Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 365/366 days, as applicable.

               During the Series Initial Period, this 1999 Note shall bear interest at the Series Initial Rate for the 1999 Notes of this Series. Thereafter until an Auction Period Adjustment, if any, this 1999 Note shall bear interest at a Series Interest Rate based on an Auction Period that shall, until adjusted pursuant to the Sixth Terms Supplement, generally consist of 28 days, all as determined in the Sixth Terms Supplement.

               The Series Interest Rate to be borne by this 1999 Note after the Series Initial Period for each Auction Period, if any, or, an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the Sixth Terms Supplement. In no event shall the Series Interest Rate on this 1999 Note exceed 17.0% per annum. The Series Interest Period, including, without limitation, an Auction Period, the applicable Series Interest Rate, the method of determining the applicable Series Interest Rate on each of the 1999 Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Note Owners or Existing Note Owners of the 1999 Notes, an Auction Period Adjustment, a change in the Auction Date and the Note Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the Sixth Terms Supplement and the Auction Agency Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

               If the Auction Rate for the 1999 Notes is greater than the Net Loan Rate, then the Series Interest Rate applicable to the 1999 Notes for that Series Interest Period will be the Net Loan Rate. If the Series Interest Rate applicable to the 1999 Notes for any Series Interest Period is the Net Loan Rate, the Trustee shall determine the Note Owners' Auction Rate Interest Carryover, if any, with respect to the 1999 Notes for such Series Interest Period. Such Note Owners' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Interest Payment Date for each Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover was calculated until paid. For purposes of this 1999 Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Note Owners' Auction Rate Interest Carryover or any interest accrued on any such Note Owners' Auction Rate Interest Carryover. Such Note Owners' Auction Rate Interest Carryover shall be separately calculated for each 1999 Note by the Trustee during such Series Interest Period in sufficient time for the Trustee to give notice to each Note Owner of such Note Owners' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Note Interest Payment Date for a Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover has been calculated by the Trustee, the Trustee shall give written notice to each Note Owner of the Note Owners' Auction Rate Interest Carryover applicable to such Note Owner's 1999 Note, which written notice may accompany the payment of interest by check made to each such Note Owner on such Note Interest Payment Date or otherwise shall be mailed on such Note Interest Payment Date by first class mail, postage prepaid, to each such Note Owner at such Note Owner's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Note Owners' Auction Rate Interest Carryover, that, unless and until a 1999 Note has been paid in full or has been deemed no longer outstanding under the Sixth Terms Supplement (after which no Note Owners' Auction Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a 1999 Note), (i) the Note Owners' Auction Rate Interest Carryover (and interest accrued thereon calculated on the basis of

One-Month LIBOR) shall be paid by the Trustee on a 1999 Note on the first occurring Note Interest Payment Date for a subsequent Series Interest Period if and to the extent that (1) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on the 1999 Notes and (2) moneys are available on such Note Interest Payment Date pursuant to the terms of the Trust Agreement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover and (ii) interest shall accrue on the Note Owners' Auction Rate Interest Carryover at a rate equal to One-Month LIBOR until such Note Owners' Auction Rate Interest Carryover is paid in full or is cancelled.

               The Note Owners' Auction Rate Interest Carryover for the 1999 Notes shall be paid by the Trustee on Outstanding 1999 Notes on the first occurring Series Payment Date for a subsequent Series Interest Period if and to the extent that (i) during such Series Interest Period, no additional Note Owners' Auction Rate Interest Carryover is accruing on the 1999 Notes and (ii) on such Series Payment Date there are sufficient moneys available pursuant to the terms of the Sixth Terms Supplement to pay all or a portion of the Note Owners' Auction Rate Interest Carryover due on the 1999 Notes on such Series Payment Date. Any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) on any 1999 Note which is due and payable on any Series Payment Date, on which such 1999 Note is deemed no longer Outstanding under the Trust Agreement on said Series Payment Date, shall be paid to the Note Owner thereof on the next Series Payment Date to the extent that moneys are available therefor in accordance with the Trust Agreement; provided, however, that any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Series Payment Date shall be cancelled with respect to said 1999 Note that is to be deemed no longer Outstanding under the Trust Agreement on said Series Payment Date and shall not be paid on any succeeding Series Payment Date. To the extent that any portion of the Note Owners' Auction Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Note Owners' Auction Rate Interest Carryover shall be paid in whole or in part until fully paid by the Trustee on the next occurring Series Payment Date or Dates, as necessary, for a subsequent Series Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

               The Series Payment Date in such subsequent Series Interest Period on which such Note Owners' Auction Rate Interest Carryover for the 1999 Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Note Owners' Auction Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the 1999 Notes on a Series Payment Date as provided for in the Trust Agreement.

               The principal of and interest on the 1999 Notes and Note Owners' Auction Rate Interest Carryover on the 1999 Notes (and interest accrued thereon), if any, are special limited obligations of the Issuer, payable solely from certain revenues derived by the Issuer from certain assets of the Issuer, including certain notes evidencing Loans.

               Distributions of principal will be made on each Series Payment Date to the respective Series of Notes in the manner described in the Trust Agreement. The Notes are subject to redemption, in whole or in part, at the option of the Issuer, on the applicable Series Payment Date at a price of par plus accrued interest, upon not less than ten days prior written notice to the Owners of such Notes.

               FAILURE TO PAY PRINCIPAL OF OR INTEREST ON A SUBORDINATE NOTE, WHEN DUE, SHALL NOT GIVE RISE TO AN EVENT OF DEFAULT IF ALL PAYMENTS OF PRINCIPAL OF AND INTEREST ON OUTSTANDING SENIOR NOTES HAVE BEEN MADE.

               If an Event of Default as defined in the Trust Agreement occurs, the principal of and interest on all Notes issued under the Trust Agreement may be declared due and payable upon the conditions and in the manner and with the effect provided in the Trust Agreement. The Trust Agreement and the rights and obligations of the Issuer, the Trustee and the Note Owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Trust Agreement.

               The Note Owner of this 1999 Note shall have no right to enforce the provisions of the Trust Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Trust Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Agreement.

               The transfer of this 1999 Note may be registered only upon surrender hereof to the Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer of this 1999 Note and subject to the payment of any fees and charges as provided by the Trust Agreement, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for this 1999 Note a new 1999 Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Trust Agreement, of the same maturity and Series and in an aggregate principal amount equal to the unredeemed principal amount of this 1999 Note and bearing the same interest as this 1999 Note.

               In any case where the date fixed for the payment of principal of or interest on this 1999 Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

               It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution an delivery of the Trust Agreement and issuance of this 1999 Note have happened, do exist and have been performed in due time, form and manner as required by law.

               This 1999 Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Trust Agreement until the certificate of authentication hereon shall have been manually signed by the Trustee.

               IN WITNESS WHEREOF, the Issuer has caused this 1999 Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of its Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                                EMT CORP., as Issuer

                                                By:
                                                   -----------------------------
                                                   -----------------------------
                                                      Treasurer

(SEAL)

Attest:


----------------------------------------
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION
               This Note is one of the 1999 Notes designated in and issued under the provisions of the within mentioned Trust Agreement.

Zions First National Bank
Denver, Colorado, as
Trustee

By:
   ---------------------------------
    Authorized Representative

Date of Authentication:


------------------------------------

                                   ASSIGNMENT

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _______________________________, the within Note and irrevocably appoints ____________________ attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      ------------------------------

NOTICE: The signature to this assignment must     Signature Guaranteed:
correspond with the name as it appears upon the
face of the within Note in every particular,      ------------------------------
without any alteration whatsoever.                ------------------------------


Name and Address:
                 --------------------------------

Tax Identification Number or Social Security
Number(s):
          ------------------------------------------




                            END OF FORM OF 1999 NOTE

                             [FORM OF 1999-I NOTES]



                                    EMT CORP.
                         STUDENT LOAN ASSET-BACKED NOTES
                            AUCTION RATE CERTIFICATES

                            [1999 SENIOR SERIES A1-]





UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO.A1-____                 $_____

                          FINAL
                        MATURITY       DATED         INTEREST
       SERIES             DATE         DATE            RATE            CUSIP
       ------             ----         ----            ----            -----

                                                  auction rate as
                                                  herein provided



REGISTERED NOTE OWNER:                     CEDE & CO.
                                  ------------------------------------------

PRINCIPAL AMOUNT:
                                  ------------------------------------------

               EMT Corp., an Indiana corporation (the "Issuer"), for value received, promises to pay, from the sources herein described, to the registered Note Owner identified above, or registered assigns, upon presentation and surrender hereof at the designated Trust Office of Zions First National Bank, as Trustee, or at the designated office of any successor, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered Note Owner hereof, interest and principal hereon in lawful money of the United States of America at the Series Interest Rate on the dates as provided herein. Unless otherwise defined in this 1999-I Note, capitalized terms used in this 1999-I Note shall have the respective meanings given to such terms in the Trust Agreement dated as of May 15, 1998, as amended and supplemented by the Sixth Terms Supplement dated as of December __, 2002, (the "Sixth Terms Supplement" and, together, the "Trust Agreement") between the Issuer and such Trustee.

               This 1999-I Note is one of a duly authorized issue of notes of the Issuer designated as "EMT Corp. Student Loan Asset-Backed Notes, Auction Rate Certificates, [1999 Senior Series A1-__]" (herein referred to by specific Series as the "1999 Series ___ Notes" and collectively with certain other Notes issued simultaneously therewith, as the "1999-I Notes"), in the aggregate principal amount of $________ issued under the Trust Agreement. The 1999-I Notes are issued to finance the acquisition of Loans and to make certain deposits to the Trust Accounts.

               The Trust Agreement provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes, for the purpose of providing additional funds for the financing of Loans (said additional notes, together with 1999-I Notes, being collectively referred to herein as the "Notes").

               The Notes are secured under the Trust Agreement which, together with certain other documents, assigns to the Trustee for the benefit of the Note Owners (and certain others, as their interest may appear) all the rights and remedies of the Issuer under certain Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Loans. Reference is hereby made to the Trust Agreement for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this 1999-I Note, the nature and the extent of the liens and security of the Trust Agreement, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this 1999-I Note, the registered owner hereof assents to all of the provisions of the Trust Agreement.

               The unpaid principal amount hereof from time to time outstanding shall bear interest at a Series Interest Rate, as described below, payable on each applicable Series Payment Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Series Interest Rate established pursuant to the Sixth Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 365/366 days, as applicable.

               During the Series Initial Period, this 1999-I Note shall bear interest at the Series Initial Rate for the 1999-I Notes of this Series. Thereafter until an Auction Period Adjustment, if any, this 1999-I Note shall bear interest at a Series Interest Rate based on an Auction Period that shall, until adjusted pursuant to the Sixth Terms Supplement, generally consist of 28 days, all as determined in the Sixth Terms Supplement.

               The Series Interest Rate to be borne by this 1999-I Note after the Series Initial Period for each Auction Period, if any, or, an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the Sixth Terms Supplement.

               In no event shall the Series Interest Rate on this 1999-I Note exceed 17.0% per annum.

               The Series Interest Period, including, without limitation, an Auction Period. the applicable Series Interest Rate, the method of determining the applicable Series Interest Rate on each of the 1999-I Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Note Owners or Existing Note Owners of the 1999-I Notes, an Auction Period Adjustment, a change in the Auction Date and the Note Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the Sixth Terms Supplement and the Auction Agency Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

               If the Auction Rate for the 1999-I Notes is greater than the Net Loan Rate, then the Series Interest Rate applicable to the 1999-I Notes for that Series Interest Period will be the Net Loan Rate. If the Series Interest Rate applicable to the 1999-I Notes for any Series Interest Period is the Net Loan Rate, the Trustee shall determine the Note Owners' Auction Rate Interest Carryover, if any, with respect to the 1999-I Notes for such Series Interest Period. Such Note Owners' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Interest Payment Date for each Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover was calculated until paid. For purposes of this 1999-I Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Note Owners' Auction Rate Interest Carryover or any interest accrued on any such Note Owners' Auction Rate Interest Carryover. Such Note Owners' Auction Rate Interest Carryover shall be separately calculated for each 1999-I Note by the Trustee during such Series Interest Period in sufficient time for the Trustee to give notice to each Note Owner of such Note Owners' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Note Interest Payment Date for a Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover has been calculated by the Trustee, the Trustee shall give written notice to each Note Owner of the Note Owners' Auction Rate Interest Carryover applicable to such Note Owner's 1999-I Note, which written notice may accompany the payment of interest by check made to each such Note Owner on such Note Interest Payment Date or otherwise shall be mailed on such Note Interest Payment Date by first class mail, postage prepaid, to each such Note Owner at such Note Owner's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Note Owners' Auction Rate Interest

Carryover, that, unless and until a 1999-I Note has been paid in full or has been deemed no longer outstanding under the Sixth Terms Supplement (after which no Note Owners' Auction Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a 1999-I Note), (i) the Note Owners' Auction Rate Interest Carryover (and interest accrued thereon calculated on the basis of One-Month LIBOR) shall be paid by the Trustee on a 1999-I Note on the first occurring Note Interest Payment Date for a subsequent Series Interest Period if and to the extent that (1) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on the 1999-I Notes and (2) moneys are available on such Note Interest Payment Date pursuant to the terms of the Trust Agreement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover and (ii) interest shall accrue on the Note Owners' Auction Rate Interest Carryover at a rate equal to One-Month LIBOR until such Note Owners' Auction Rate Interest Carryover is paid in full or is cancelled.

               The Note Owners' Auction Rate Interest Carryover for the 1999-I Notes shall be paid by the Trustee on Outstanding 1999-I Notes on the first occurring Series Payment Date for a subsequent Series Interest Period if and to the extent that (i) during such Series Interest Period, no additional Note Owners' Auction Rate Interest Carryover is accruing on the 1999-I Notes and (ii) on such Series Payment Date there are sufficient moneys available pursuant to the terms of the Sixth Terms Supplement to pay all or a portion of the Note Owners' Auction Rate Interest Carryover due on the 1999-I Notes on such Series Payment Date. Any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) on any 1999-I Note which is due and payable on any Series Payment Date, on which such 1999-I Note is deemed no longer Outstanding under the Trust Agreement on said Series Payment Date, shall be paid to the Note Owner thereof on the next Series Payment Date to the extent that moneys are available therefor in accordance with the Trust Agreement; provided, however, that any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Series Payment Date shall be cancelled with respect to said 1999-I Note that is to be deemed no longer Outstanding under the Trust Agreement on said Series Payment Date and shall not be paid on any succeeding Series Payment Date. To the extent that any portion of the Note Owners' Auction Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Note Owners' Auction Rate Interest Carryover shall be paid in whole or in part until fully paid by the Trustee on the next occurring Series Payment Date or Dates, as necessary, for a subsequent Series Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

               The Series Payment Date in such subsequent Series Interest Period on which such Note Owners' Auction Rate Interest Carryover for the 1999-I Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Note Owners' Auction Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the 1999-I Notes on a Series Payment Date as provided for in the Trust Agreement.

               The principal of and interest on the 1999-I Notes and Note Owners' Auction Rate Interest Carryover on the 1999-I Notes (and interest accrued thereon), if any, are special limited obligations of the Issuer, payable solely from certain revenues derived by the Issuer from certain assets of the Issuer, including certain notes evidencing Loans.

               Distributions of principal will be made on each Series Payment Date to the respective Series of Notes in the manner described in the Trust Agreement. The Notes are subject to redemption , in whole or in part, at the option of the Issuer, on the applicable Series Payment Date at a price of par plus accrued interest, upon not less than ten days prior written notice to the Owners of such Notes.

               FAILURE TO PAY PRINCIPAL OF OR INTEREST ON A SUBORDINATE NOTE, WHEN DUE, SHALL NOT GIVE RISE TO AN EVENT OF DEFAULT IF ALL PAYMENTS OF PRINCIPAL OF AND INTEREST ON OUTSTANDING SENIOR NOTES HAVE BEEN MADE.

               If an Event of Default as defined in the Trust Agreement occurs, the principal of and interest on all Notes issued under the Trust Agreement may be declared due and payable upon the conditions and in the manner and with the effect provided in the Trust Agreement. The Trust Agreement and the rights and obligations of the Issuer, the Trustee and the Note Owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Trust Agreement.

               The Note Owner of this 1999-I Note shall have no right to enforce the provisions of the Trust Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Trust Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Agreement.

               The transfer of this 1999-I Note may be registered only upon surrender hereof to the Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer of this 1999-I Note and subject to the payment of any fees and charges as provided by the Trust Agreement, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for this 1999-I Note a new 1999-I Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Trust Agreement, of the same maturity and Series and in an aggregate principal amount equal to the unredeemed principal amount of this 1999-I Note and bearing the same interest as this 1999-I Note.

               In any case where the date fixed for the payment of principal of or interest on this 1999-I Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

               It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution an delivery of the Trust Agreement and issuance of this 1999-I Note have happened, do exist and have been performed in due time, form and manner as required by law.

               This 1999-I Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Trust Agreement until the certificate of authentication hereon shall have been manually signed by the Trustee.

               IN WITNESS WHEREOF, the Issuer has caused this 1999-I Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of its Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                                   EMT CORP., as Issuer


                                                   By:
                                                      --------------------------

                                                      --------------------------
                                                          Treasurer


(SEAL)

Attest:


-------------------------------
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

               This Note is one of the 1999-I Notes designated in and issued under the provisions of the within mentioned Trust Agreement.

Zions First National Bank
Denver, Colorado, as
Trustee


By:
   --------------------------------
     Authorized Representative

Date of Authentication:



-----------------------------------------

                                   ASSIGNMENT

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _____________________________________________________, the within
Note and irrevocably appoints ___________________ attorney-in-fact, to transfer the within Note on the books registration thereof, with full power of substitution in the premises.

Dated: ______________________

NOTICE: The signature to this assignment       Signature Guaranteed:
must correspond with the name as it
appears upon the face of the within Note       ___________________________
in every particular, without any               ___________________________
alteration whatsoever.                         ___________________________



Name and Address:_________________




Tax Identification Number or
Social Security Number(s):___________________________________




                            END OF FORM OF 1999 NOTE

                              [FORM OF 2000 NOTES]

                                    EMT CORP.

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                           [2000 SENIOR SERIES A1-__]
                      [2000 SENIOR SUBORDINATE SERIES B1-2]



UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO. A1-__-__[B1-2-]

                 FINAL MATURITY         DATED           INTEREST
      SERIES          DATE              DATE              RATE         CUSIP
      ------          ----              ----              ----         -----

                December 1, 2030   December __, 2002  Auction rate as
                                                      herein provided




REGISTERED NOTE OWNER:                            CEDE & CO.
                                    --------------------------------------------

PRINCIPAL AMOUNT:
                                    --------------------------------------------

               EMT Corp., an Indiana corporation (the "Issuer"), for value received, promises to pay, from the sources herein described, to the registered Note Owner identified above, or registered assigns, upon presentation and surrender hereof at the designated Trust Office of Zions First National Bank, as Trustee, or at the designated office of any successor, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered Note Owner hereof, interest and principal hereon in lawful money of the United States of America at the Series Interest Rate on the dates as provided herein. Unless otherwise defined in this 2000 Note, capitalized terms used in this 2000 Note shall have the respective meanings given to such terms in the Trust Agreement dated as of May 15, 1998, by the Sixth Terms Supplement dated as of April 1, 2000, (the "Sixth Terms Supplement" and, together, the "Trust Agreement") between the Issuer and such Trustee.

               This 2000 Note is one of a duly authorized issue of notes of the Issuer designated as "EMT Corp. Student Loan Asset-Backed Auction Rate Notes, [2000 Senior Series A1-__]" or [2000 Senior Subordinate Series B1-2] (herein referred to by specific Series as the "2000 Series ___ Notes" and collectively with certain other Notes issued simultaneously therewith, as the "2000 Notes"), in the aggregate principal amount of $_________ issued under the Trust Agreement. The 2000 Notes are issued to finance the acquisition of Loans and to make certain deposits to the Trust Accounts.

               The Trust Agreement provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes, for the purpose of providing additional funds for the financing of Loans (said additional notes, together with 2000 Notes, being collectively referred to herein as the "Notes").

               The Notes are secured under the Trust Agreement which, together with certain other documents, assigns to the Trustee for the benefit of the Note Owners (and certain others, as their interest may appear) all the rights and remedies of the Issuer under certain Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Loans. Reference is hereby made to the Trust Agreement for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this 2000 Note, the nature and the extent of the liens and security of the Trust Agreement, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this 2000 Note, the registered owner hereof assents to all of the provisions of the Trust Agreement.

               The unpaid principal amount hereof from time to time outstanding shall bear interest at a Series Interest Rate, as described below, payable on each applicable Series Payment Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Series Interest Rate established pursuant to the Sixth Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 365/366 days, as applicable.

               During the Series Initial Period, this 2000 Note shall bear interest at the Series Initial Rate for the 2000 Notes of this Series. Thereafter until an Auction Period Adjustment, if any, this 2000 Note shall bear interest at a Series Interest Rate based on an Auction Period that shall, until adjusted pursuant to the Sixth Terms Supplement, consist of __ days, all as determined in the Sixth Terms Supplement.

               The Series Interest Rate to be borne by this 2000 Note after the Series Initial Period for each Auction Period, if any, or, an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the Sixth Terms Supplement.

               In no event shall the Series Interest Rate on this 2000 Note exceed 17.0% per annum.

               The Series Interest Period, including, without limitation, an Auction Period, the applicable Series Interest Rate, the method of determining the applicable Series Interest Rate on each of the 2000 Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Note Owners or Existing Note Owners of the 2000 Notes, an Auction Period Adjustment, a change in the Auction Date and the Note Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the Fourth Terms Supplement and the Auction Agency Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

               If the Auction Rate for the 2000 Notes is greater than the Net Loan Rate, then the Series Interest Rate applicable to the 2000 Notes for that Series Interest Period will be the Net Loan Rate. If the Series Interest Rate applicable to the 2000 Notes for any Series Interest Period is the Net Loan Rate, the Trustee shall determine the Note Owners' Auction Rate Interest Carryover, if any, with respect to the 2000 Notes for such Series Interest Period. Such Note Owners' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Interest Payment Date for each Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover was calculated until paid. For purposes of this 2000 Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Note Owners' Auction Rate Interest Carryover or any interest accrued on any such Note Owners' Auction Rate Interest Carryover. Such Note Owners' Auction Rate Interest Carryover shall be separately calculated for each 2000 Note by the Trustee during such Series Interest Period in sufficient time for the Trustee to give notice to each Note Owner of such Note Owners' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Note Interest Payment Date for a Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover has been calculated by the Trustee, the Trustee shall give written notice to each Note Owner of the Note Owners' Auction Rate Interest Carryover applicable to such Note Owner's 2000 Note, which written notice may accompany the payment of interest by check made to each such Note Owner on such Note Interest Payment Date or otherwise shall be mailed on such Note Interest Payment Date by first class mail, postage prepaid. to each such Note Owner at such Note Owner's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Note Owners' Auction Rate Interest

Carryover, that, unless and until a 2000 Note has been paid in full or has been deemed no longer outstanding under the Sixth Terms Supplement (after which no Note Owners' Auction Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a 2000 Note), (i) the Note Owners' Auction Rate Interest Carryover (and interest accrued thereon calculated on the basis of One-Month LIBOR) shall be paid by the Trustee on a 2000 Note on the first occurring Note Interest Payment Date for a subsequent Series Interest Period if and to the extent that (1) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on the 2000 Notes and (2) moneys are available on such Note Interest Payment Date pursuant to the terms of the Trust Agreement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover and (ii) interest shall accrue on the Note Owners' Auction Rate Interest Carryover at a rate equal to One-Month LIBOR until such Note Owners' Auction Rate Interest Carryover is paid in full or is cancelled.

               The Note Owners' Auction Rate Interest Carryover for the 2000 Notes shall be paid by the Trustee on Outstanding 2000 Notes on the first occurring Series Payment Date for a subsequent Series Interest Period if and to the extent that (i) during such Series Interest Period, no additional Note Owners' Auction Rate Interest Carryover is accruing on the 2000 Notes and (ii) on such Series Payment Date there are sufficient moneys available pursuant to the terms of the Sixth Terms Supplement to pay all or a portion of the Note Owners' Auction Rate Interest Carryover due on the 2000 Notes on such Series Payment Date. Any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) on any 2000 Note which is due and payable on any Series Payment Date, on which such 2000 Note is deemed no longer Outstanding under the Trust Agreement on said Series Payment Date, shall be paid to the Note Owner thereof on the next Series Payment Date to the extent that moneys are available therefor in accordance with the Trust Agreement; provided, however, that any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Series Payment Date shall be cancelled with respect to said 2000 Note that is to be deemed no longer Outstanding under the Trust Agreement on said Series Payment Date and shall not be paid on any succeeding Series Payment Date. To the extent that any portion of the Note Owners' Auction Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Note Owners' Auction Rate Interest Carryover shall be paid in whole or in part until fully paid by the Trustee on the next occurring Series Payment Date or Dates, as necessary, for a subsequent Series Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

               The Series Payment Date in such subsequent Series Interest Period on which such Note Owners' Auction Rate Interest Carryover for the 2000 Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Note Owners' Auction Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the 2000 Notes on a Series Payment Date as provided for in the Trust Agreement.

               The principal of and interest on the 2000 Notes and Note Owners' Auction Rate Interest Carryover on the 2000 Notes (and interest accrued thereon), if any, are special limited obligations of the Issuer, payable solely from certain revenues derived by the Issuer from certain assets of the Issuer, including certain notes evidencing Loans.

               Distributions of principal will be made on each Series Payment Date to the respective Series of Notes in the manner described in the Trust Agreement. The Notes are subject to redemption, in whole or in part, at the option of the Issuer, on the applicable Series Payment Date at a price of par plus accrued interest, upon not less than ten days prior written notice to the Owners of such Notes.

               FAILURE TO PAY PRINCIPAL OF OR INTEREST ON A SENIOR SUBORDINATE NOTE, WHEN DUE, SHALL NOT GIVE RISE TO AN EVENT OF DEFAULT IF ALL PAYMENTS OF PRINCIPAL OF AND INTEREST ON OUTSTANDING SENIOR NOTES HAVE BEEN MADE.

               If an Event of Default as defined in the Trust Agreement occurs, the principal of and interest on all Notes issued under the Trust Agreement may be declared due and payable upon the conditions and in the manner and with the effect provided in the Trust Agreement. The Trust Agreement and the rights and obligations of the Issuer, the Trustee and the Note Owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Trust Agreement.

               The Note Owner of this 2000 Note shall have no right to enforce the provisions of the Trust Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Trust Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Agreement.

               The transfer of this 2000 Note may be registered only upon surrender hereof to the Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer of this 2000 Note and subject to the payment of any fees and charges as provided by the Trust Agreement, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for this 2000 Note a new 2000 Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Trust Agreement, of the same maturity and Series and in an aggregate principal amount equal to the unredeemed principal amount of this 2000 Note and bearing the same interest as this 2000 Note.

               In any case where the date fixed for the payment of principal of or interest on this 2000 Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

               It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution an delivery of the Trust Agreement and issuance of this 2000 Note have happened, do exist and have been performed in due time, form and manner as required by law.

               This 2000 Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Trust Agreement until the certificate of authentication hereon shall have been manually signed by the Trustee.

               IN WITNESS WHEREOF, the Issuer has caused this 2000 Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of its Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                                   EMT CORP., as Issuer


                                                   By:
                                                      --------------------------

                                                      --------------------------
                                                      Treasurer
(SEAL)

Attest:

----------------------------------------
Name:
Title:


                          CERTIFICATE OF AUTHENTICATION

               This Note is one of the 2000 Notes designated in and issued under the provisions of the within mentioned Trust Agreement.

Zions First National Bank
Denver, Colorado, as
Trustee


By:
   -----------------------------------------
        Authorized Representative





Date of Authentication:


--------------------------------------------

                                   ASSIGNMENT

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ____________________, the within Note and irrevocably appoints ___________________ attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -----------------------------        -------



NOTICE: The signature to this assignment              Signature Guaranteed:
must correspond with the name as it appears
upon the face of the within Note in every             --------------------------
particular, without any alteration whatsoever.        --------------------------




Name and Address:
                 -------------------------

Tax Identification Number or
Social Security Number(s):
                          ----------------





                            END OF FORM OF 2000 NOTE

                             [FORM OF 2000-I NOTES]

                                    EMT CORP.

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                           [2000-I SENIOR SERIES A1-]
                     [2000-I SENIOR SUBORDINATE SERIES B1-3]



UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW~ OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO. A1-_-_[B1-3]

               EMT Corp., an Indiana corporation (the "Issuer"), for value received, promises to pay, from the sources herein described, to the registered Note Owner identified above, or registered assigns, upon presentation and surrender hereof at the designated Trust Office of Zions First National Bank, as Trustee, or at the designated office of any successor, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered Note Owner hereof, interest and principal hereon in lawful money of the United States of America at the Series Interest Rate on the dates as provided herein. Unless otherwise defined in this 2000-I Note, capitalized terms used in this 2000-I Note shall have the respective meanings given to such terms in the Trust Agreement dated as of May 15, 1998, as amended and supplemented to by the Sixth Terms Supplement dated as of December __, 2000, (the "Sixth Terms Supplement" and, together, the "Trust Agreement") between the Issuer and such Trustee.

               This 2000-I Note is one of a duly authorized issue of notes of the Issuer designated as "EMT Corp. Student Loan Asset-Backed Auction Rate Notes, [2000-I Senior Series A1-]" or [2000-I Senior Subordinate Series B1-3] (herein referred to by specific Series as the "2000-I Series ____ Notes" and collectively with certain other Notes issued simultaneously therewith, as the "2000-I Notes"), in the aggregate principal amount of $_________ issued under the Trust Agreement. The 2000-I Notes are issued to finance the acquisition of Loans and to make certain deposits to the Trust Accounts.

               The Trust Agreement provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes, for the purpose of providing additional funds for the financing of Loans (said additional notes, together with 2000-I Notes, being collectively referred to herein as the "Notes").

               The Notes are secured under the Trust Agreement which, together with certain other documents, assigns to the Trustee for the benefit of the Note Owners (and certain others, as their interest may appear) all the rights and remedies of the Issuer under certain Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Loans. Reference is hereby made to the Trust Agreement for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this 2000-I Note, the nature and the extent of the liens and security of the Trust Agreement, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this 2000-I Note, the registered owner hereof assents to all of the provisions of the Trust Agreement.

               The unpaid principal amount hereof from time to time outstanding shall bear interest at a Series Interest Rate, as described below, payable on each applicable Series Payment Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Series Interest Rate established pursuant to the Sixth Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 365/366 days, as applicable.

               During the Series Initial Period, this 2000-I Note shall bear interest at the Series Initial Rate for the 2000-I Notes of this Series. Thereafter until an Auction Period Adjustment, if any, this 2000-I Note shall bear interest at a Series Interest Rate based on an Auction Period that shall, until adjusted pursuant to the Sixth Terms Supplement, consist of __ days, all as determined in the Sixth Terms Supplement.

               The Series Interest Rate to be borne by this 2000-I Note after the Series Initial Period for each Auction Period, if any, or, an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the Sixth Terms Supplement.

               In no event shall the Series Interest Rate on this 2000-I Note exceed 17.0% per annum.

               The Series Interest Period, including, without limitation, an Auction Period, the applicable Series Interest Rate, the method of determining the applicable Series Interest Rate on each of the 2000-I Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Note Owners or Existing Note Owners of the 2000-I Notes, an Auction Period Adjustment, a change in the Auction Date and the Note Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the Sixth Terms Supplement and the Auction Agency Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

               If the Auction Rate for the 2000-I Notes is greater than the Net Loan Rate, then the Series Interest Rate applicable to the 2000-I Notes for that Series Interest Period will be the Net Loan Rate. If the Series Interest Rate applicable to the 2000-I Notes for any Series Interest Period is the Net Loan Rate, the Trustee shall determine the Note Owners' Auction Rate Interest Carryover, if any, with respect to the 2000-I Notes for such Series Interest Period. Such Note Owners' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Interest Payment Date for each Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover was calculated until paid. For purposes of this 2000-I Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Note Owners' Auction Rate Interest Carryover or any interest accrued on any such Note Owners' Auction Rate Interest Carryover. Such Note Owners' Auction Rate Interest Carryover shall be separately calculated for each 2000-I Note by the Trustee during such Series Interest Period in sufficient time for the Trustee to give notice to each Note Owner of such Note Owners' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Note Interest Payment Date for a Series Interest Period with respect to which such Note Owners' Auction Rate Interest Carryover has been calculated by the Trustee, the Trustee shall give written notice to each Note Owner of the Note Owners' Auction Rate Interest Carryover applicable to such Note Owner's 2000-I Note, which written notice may accompany the payment of interest by check made to each such Note Owner on such Note Interest Payment Date or otherwise shall be mailed on such Note Interest Payment Date by first class mail, postage prepaid, to each such Note Owner at such Note Owner's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Note Owners' Auction Rate Interest Carryover, that, unless and until a 2000-I Note has been paid in full or has been deemed no longer outstanding under the Fifth Terms Supplement (after which no Note Owners' Auction Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a 2000-I Note), (1) the Note Owners' Auction Rate Interest Carryover (and interest accrued thereon calculated on the basis of One-Month LIBOR) shall be paid by the Trustee on a 2000-I Note on the first occurring Note Interest Payment Date for a subsequent Series Interest Period if and to the extent that (1) during such Series Interest Period no additional Note Owners' Auction Rate Interest Carryover is accruing on the 2000-I Notes and (2) moneys are available on such Note Interest Payment Date pursuant to the terms of the Trust Agreement in an amount sufficient to pay all or a portion of such Note Owners' Auction Rate Interest Carryover and (ii) interest shall accrue on the Note Owners' Auction Rate Interest Carryover at a rate equal to One-Month LIBOR until such Note Owners' Auction Rate Interest Carryover is paid in full or is cancelled.

               The Note Owners' Auction Rate Interest Carryover for the 2000-I Notes shall be paid by the Trustee on Outstanding 2000-I Notes on the first occurring Series Payment Date for a subsequent Series Interest Period if and to the extent that (i) during such Series Interest Period, no additional Note Owners' Auction Rate Interest Carryover is accruing on the 2000-I Notes and (ii) on such Series Payment Date there are sufficient moneys available pursuant to the terms of the Sixth Terms Supplement to pay all or a portion of the Note Owners' Auction Rate Interest Carryover due on the 2000-I Notes on such Series Payment Date. Any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) on any 2000-I Note which is due and payable on any Series Payment Date, on which such 2000-I Note is deemed no longer Outstanding under the Trust Agreement on said Series Payment Date, shall be paid to the Note Owner thereof on the next Series Payment Date to the extent that moneys are available therefor in accordance with the Trust Agreement; provided, however, that any Note Owners' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Series Payment Date shall be cancelled with respect to said 2000-I Note that is to be deemed no longer Outstanding under the Trust Agreement on said Series Payment Date and shall not be paid on any succeeding Series Payment Date. To the extent that any portion of the Note Owners' Auction Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Note Owners' Auction Rate Interest Carryover shall be paid in whole or in part until fully paid by the Trustee on the next occurring Series Payment Date or Dates, as necessary, for a subsequent Series Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

               The Series Payment Date in such subsequent Series Interest Period on which such Note Owners' Auction Rate Interest Carryover for the 2000-I Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Note Owners' Auction Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the 2000-I Notes on a Series Payment Date as provided for in the Trust Agreement.

               The principal of and interest on the 2000-I Notes and Note Owners' Auction Rate Interest Carryover on the 2000-I Notes (and interest accrued thereon), if any. are special limited obligations of the Issuer, payable solely from certain revenues derived by the Issuer from certain assets of the Issuer, including certain notes evidencing Loans.

               Distributions of principal will be made on each Series Payment Date to the respective Series of 2000-I Notes in the manner described in the Trust Agreement. The 2000-I Notes are subject to redemption, in whole or in part, at the option of the Issuer, on the applicable Series Payment Date at a price of par plus accrued interest, upon not less than ten days prior written notice to the Owners of such 2000-I Notes.

               FAILURE TO PAY PRINCIPAL OF OR INTEREST ON A SENIOR SUBORDINATE NOTE, WHEN DUE, SHALL NOT GIVE RISE TO AN EVENT OF DEFAULT IF ALL PAYMENTS OF PRINCIPAL OF AND INTEREST ON OUTSTANDING SENIOR NOTES HAVE BEEN MADE.

               If an Event of Default as defined in the Trust Agreement occurs, the principal of and interest on all Notes issued under the Trust Agreement may be declared due and payable upon the conditions and in the manner and with the effect provided in the Trust Agreement. The Trust Agreement and the rights and obligations of the Issuer, the Trustee and the Note Owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Trust Agreement.

               The Note Owner of this 2000-I Note shall have no right to enforce the provisions of the Trust Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Trust Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Agreement.

               The transfer of this 2000-I Note may be registered only upon surrender hereof to the Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer of this 2000-I Note and subject to the payment of any fees and charges as provided by the Trust Agreement, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for this 2000-I Note a new 2000-I Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Trust Agreement, of the same maturity and Series and in an aggregate principal amount equal to the unredeemed principal amount of this 2000-I Note and bearing the same interest as this 2000-I Note.

               In any case where the date fixed for the payment of principal of or interest on this 2000-I Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

               It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution an delivery of the Trust Agreement and issuance of this 2000-I Note have happened, do exist and have been performed in due time, form and manner as required by law.

               This 2000-I Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Trust Agreement until the certificate of authentication hereon shall have been manually signed by the Trustee.

               IN WITNESS WHEREOF, the Issuer has caused this 2000-I Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of its Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.



                                                   EMT CORP., as Issuer


                                                   By:
                                                      ----------------------

                                                      ----------------------
                                                         Treasurer
(SEAL)

Attest:


----------------------------------------
Name:
Title:


                          CERTIFICATE OF AUTHENTICATION

               This Note is one of the 2000-I Notes designated in and issued under the provisions of the within mentioned Trust Agreement.

Zions First National Bank
Denver, Colorado, as
Trustee


By:
   --------------------------------
     Authorized Representative

Date of Authentication:


-----------------------------------

                                   ASSIGNMENT

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and unto ______________________________, the within Note and irrevocably
__________________ attorney-in-fact, to transfer the within Note on the books registration thereof, with full power of substitution in the premises.

Dated:
      -----------------------------              -------------------------------
                                                 -------------------------------

NOTICE:  The signature to this assignment must    Signature Guaranteed:
correspond with the name as it appears upon the
face of the within Note in every particular,      ------------------------------
without any alteration whatsoever.                ------------------------------



Name and Address:
                 -------------------------

------------------------------------------

Tax Identification Number or
Social Security Number(s):----------------


                           END OF FORM OF 2000-I Note

                                    EXHIBIT B

                                    EMT CORP.

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                              [SENIOR SERIES A1-__
                        [SENIOR SUBORDINATE SERIES B1__]


                            NOTICE OF PAYMENT DEFAULT

               NOTICE IS HEREBY GIVEN that an Event of Default has occurred and is continuing with respect to the Notes identified above. The next Auction for the Series [_____] Notes will not be held. The Auction Rate for the Series [_______] Notes for the next succeeding Series Interest Period shall be the Non-Payment Rate.

                                             --------------------------------
                                             --------------------------------
                                             as Trustee


Dated:                                       By:
      -----------------------------             ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT C

                                    EMT CORP.

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                              [SENIOR SERIES A1-__]
                        [SENIOR SUBORDINATE SERIES B1__]

                        NOTICE OF CURE OF PAYMENT DEFAULT

               NOTICE IS HEREBY GIVEN that an Event of Default with respect to the Notes identified above has been waived or cured. The next Series Payment Date is ______________ and the next Auction Date is ________________



                                            ------------------------------------
                                            ------------------------------------
                                           as Trustee


Dated:                                     By:
      ---------------------------             ----------------------------------
                                              ----------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT D

                                    EMT CORP.

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                              [SENIOR SERIES A1-__]
                        [SENIOR SUBORDINATE SERIES B1__]

                  NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT

               Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Sixth Terms Supplement to the Trust Agreement as follows:

               1. The change shall take effect on the Series Payment Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

               2. The Auction Period Adjustment in Paragraph 1 shall take place only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Market Agent, as required by the Sixth Terms Supplement authorizing the change in length of one or more Auction Periods and (B) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

               3. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Auction Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

               4. It is hereby represented, upon advice of the Auction Agent for the Notes described herein, that there were Sufficient Bids for such Notes at the Auction immediately preceding the date of this Notice.

               5. Terms not defined in this Notice shall have the meanings set forth in the Fifth Terms Supplement entered into in connection with the captioned Notes.

                              EMT CORP., as Issuer



Dated:                              By:
                                       -----------------------------------------

                                    EXHIBIT E

                                    EMT CORP.

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                              [SENIOR SERIES A1-__]
                        [SENIOR SUBORDINATE SERIES B1__]

                  NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT

               Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Sixth Terms Supplement to the Trust Agreement:

               1. The change shall take effect on ______________, the Series Payment Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

               2. For the Auction Period commencing on the Effective Date, the
Note Interest Payment Date shall be ___________________, or the next succeeding Business Day if such date is not a Business Day.

               3. For Auction Periods occurring after the Auction Period the
Note Interest Payment Dates shall be [ _________________ (date) and every ___________ (number) _________ (day of week) thereafter] [every ___________
(number) _________ (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Section 2.5.7 of the Sixth Terms Supplement.

               4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Sixth Terms Supplement and our prior notice dated _____________ regarding the proposed change.

               5. Terms not defined in this Notice shall have the meanings set forth in the Sixth Terms Supplement relating to the captioned Notes.

                                    EMT CORP


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
Dated:

                                    EXHIBIT F

                                    EMT CORP

                  STUDENT LOAN ASSET-BACKED AUCTION RATE NOTES

                              [SENIOR SERIES A1-__]
                        [SENIOR SUBORDINATE SERIES B1__]

                        NOTICE OF CHANGE IN AUCTION DATE

               Notice is hereby given by _________________, as Market Agent for the captioned Notes, that with respect to the captioned Notes, the Auction Date is hereby changed as follows:

               1. With respect to the captioned Notes, the definition of "Auction Date" shall be deemed amended by substituting "____________ (number) Business Day" in the second line thereof.

               2. This change shall take effect on _________________ which shall be the Auction Date for the Auction Period commencing on _________________

               3. The Auction Date for the captioned Notes shall be subject to further change hereafter as provided in the Sixth Terms Supplement.

               4. Terms not defined in this Notice shall have the meanings set forth in the Sixth Terms Supplement relating to the captioned Notes.

                                                       as Market Agent
                                    --------------------

Dated:                              By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                       F-1